File No. 2-57151

                           As filed on October 30, ^ 1997


                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549
                                      Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      X
                                                                            ---
    Pre-Effective Amendment No.  ---------
    Post-Effective Amendment No.    ^ 37                                     X
                                 ---------                                  ---

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              X
                                                                            ---
    Amendment No.     ^ 26                                                   X
                  ------------                                              ---


                             INVESCO INCOME FUNDS, INC.
                 (Exact Name of Registrant as Specified in Charter)

                    7800 E. Union Avenue, Denver, Colorado  80237
                      (Address of Principal Executive Offices)

                    P.O. Box 173706, Denver, Colorado  80217-3706
                                  (Mailing Address)

Registrant's Telephone Number, including Area Code:  (303) 930-6300

                                 Glen A. Payne, Esq.
                                7800 E. Union Avenue
                               Denver, Colorado  80237
                       (Name and Address of Agent for Service)
                                 -------------------
                                     Copies to:
                               Ronald M. Feiman, Esq.
                               Gordon Altman Butowsky
                                Weitzen Shalov & Wein
                                 114 W. 47th Street
                              New York, New York  10036
                                 -------------------
Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.

It is proposed  that this filing will become effective:
---  immediately  upon filing pursuant to paragraph (b)
---  on  -------------,  pursuant to paragraph  (b)
---  60 days after filing pursuant to paragraph (a)(1)

 X   on ^ January 1, 1998,  pursuant to  paragraph  (a)(1)
---  75 days after filing pursuant to  paragraph  (a)(2)
---  on -------------,  pursuant  to  paragraph (a)(2) of rule 485.


If appropriate, check the following box:
--- this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                                 -------------------

Registrant has previously elected to register an indefinite number of shares of its common stock pursuant to Rule 24f-2 under the Investment Company Act. Registrant's Rule 24f-2 Notice for the fiscal year ended August 31, ^ 1997 was filed on or about October ^ 24, 1997.


                                    Page 1 of 199
                                              ---
                         Exhibit index is located at page 109
                                                          ---

                          INVESCO INCOME FUNDS, INC.
                          ---------------------------

                             CROSS-REFERENCE SHEET

Form N-1A
   Item                                   Caption
---------                                 -------
Part A                                    Prospectus

   1.......................               Cover Page

   2.......................               Annual Fund Expenses;
                                          Essential Information

   3.......................               Financial Highlights; Fund
                                          Price and Performance


   4.......................               Investment Objective and
                                          Strategy; Investment Policies
                                          and Risks; The ^ Funds and ^
                                          Their Management

   5.......................               The ^ Funds and ^ Their
                                          Management


   5A......................               Not Applicable


   6.......................               Fund Services; Taxes,
                                          Dividends and ^ Other
                                          Distributions; Additional
                                          Information

   7.......................               How ^ To Buy Shares; Fund
                                          Price and Performance; Fund
                                          Services; The ^ Funds and ^
                                          Their Management

   8.......................               Fund Services; How ^ To Sell
                                          Shares


   9.......................               Not Applicable

Part B                                    Statement of Additional
                                          Information

   10.......................              Cover Page

   11.......................              Table of Contents

Form N-1A
   Item                                   Caption
---------                                 -------

   12.......................              The ^ Funds and ^ Their
                                          Management

   13.......................              Investment ^ Policies and
                                          Restrictions

   14.......................              The ^ Funds and ^ Their
                                          Management

   15.......................              The ^ Funds and ^ Their
                                          Management; Additional
                                          Information

   16.......................              The ^ Funds and ^ Their
                                          Management; Additional
                                          Information

   17.......................              Investment ^ Policies and
                                          Restrictions


   18.......................              Additional Information


   19.......................              How Shares Can Be Purchased;
                                          How Shares Are Valued;
                                          Services Provided by the ^
                                          Funds; Tax-Deferred Retirement
                                          Plans; How to Redeem Shares

   20.......................              Dividends, ^ Other
                                          Distributions and Taxes


   21.......................              How Shares Can Be Purchased

   22.......................              Fund Performance

   23.......................              Additional Information

Part C                                    Other Information

   Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS
January 1, 1998

                          INVESCO INCOME FUNDS, INC.

                          INVESCO Select Income Fund
                           INVESCO High Yield Fund
                   INVESCO U.S. Government Securities Fund
                         INVESCO Short-Term Bond Fund

   The four INVESCO Income Funds (the "Funds") described in this Prospectus are actively managed to seek high current income through investments in fixed-income securities. The INVESCO Select Income Fund (the "Select Income Fund"), the INVESCO High Yield Fund (the "High Yield Fund"), the INVESCO U.S. Government Securities Fund (the "U.S. Government Securities Fund") and the INVESCO Short-Term Bond Fund (the "Short-Term Bond Fund") are diversified mutual funds that seek as high a level of current income as is consistent with the risk involved in investing in the types of securities in which each Fund invests. The Select Income Fund, High Yield Fund and U.S. Government Securities Fund each have a secondary objective of capital appreciation. The Short-Term Bond Fund is a diversified mutual fund that seeks to achieve the highest level of current income as is consistent with minimum fluctuation in principal value and with maintaining liquidity.

   This Prospectus provides you with the basic information you should know before investing in a Fund. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Funds, dated January 1, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. To obtain a free copy, write to INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; call 1-800-525-8085; or visit us on the world wide web: http://www.invesco.com.

   The Select Income Fund may invest up to 50% of its total assets in lower rated bonds, commonly known as "high yield" or "junk bonds." The High Yield Fund invests primarily in such bonds. These investments are subject to greater risks, including the risk of default, than higher rated securities. You should carefully assess the risks associated with an investment in these Funds. See "Investment Objective and Strategy" and "Investment Policies and Risks."

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF EACH FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF EACH FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.



TABLE OF CONTENTS


   ESSENTIAL INFORMATION.....................................................6

   ANNUAL FUND EXPENSES......................................................7

   FINANCIAL HIGHLIGHTS.....................................................10

   INVESTMENT OBJECTIVE AND STRATEGY........................................18

   INVESTMENT POLICIES AND RISKS............................................21

   THE FUNDS AND THEIR MANAGEMENT...........................................27

   FUND PRICE AND PERFORMANCE...............................................30

   HOW TO BUY SHARES........................................................32

   FUND SERVICES............................................................37

   HOW TO SELL SHARES.......................................................38

   TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS.................................41

   ADDITIONAL INFORMATION...................................................42

ESSENTIAL INFORMATION

   Investment Goals And Strategy: Select Income, High Yield and U.S. Government Securities Funds are diversified mutual funds seeking high current income. The High Yield Fund invests substantially all of its assets in bonds and other debt securities and in preferred stocks. Such securities ordinarily include those rated in lower categories by established ratings services. The Select Income Fund invests in securities whose maturities will vary with interest rates. The U.S. Government Securities Fund invests primarily in bonds and other debt obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, and in repurchase agreements and futures contracts with respect to such securities. Capital appreciation is a secondary objective for the Select Income, High Yield and U.S. Government Securities Funds. Short-Term Bond Fund seeks the highest current income consistent with minimum fluctuations in principal value and with maintaining liquidity; this Fund's investments are primarily in government and government agency debt securities, with a dollar-weighted average maturity of not more than three years. There is no guarantee that the Funds will meet their investment objective. See "Investment Objective And Strategy" and "Investment Policies And Risks."

   Designed For: The Select Income and the U.S. Government Securities Funds are designed for investors seeking daily income, paid monthly. The High Yield Fund is designed for investors seeking high daily income, paid monthly, who can tolerate greater fluctuations in principal value than those associated with more conservative bond funds. The Short-Term Bond Fund is designed for investors seeking higher yields than those available from shorter-term, higher quality money market funds and who can tolerate modest price fluctuations. While not a complete investment program, one or more of these Funds may be a valuable element of your investment portfolio. You may also wish to consider one of the Funds as part of a Uniform Gifts/Transfers to Minors Act Account or systematic investment strategy. Each Fund may be a suitable investment for tax-deferred retirement programs such as the IRA, SEP-IRA, SIMPLE IRA, 401(k), Profit Sharing, Money Purchase Pension, or 403(b) plans.

   Time Horizon: The Funds are primarily managed for current income. The Select Income, High Yield and U.S. Government Securities Funds also have a secondary potential for capital growth. Investors should not consider each Fund as a suitable investment for the portion of their savings devoted to capital appreciation, or for that portion focused on liquidity and stable principal value.

   Risks: The Funds focus on fixed-income securities. Each Fund's investments are subject to both credit risk and market risk, both of which are increased by investing in lower rated securities. High Yield and Select Income Fund may experience rapid portfolio turnover that may result in higher brokerage commissions and the acceleration of taxable capital gains. See "Investment Policies And Risks" for specific risks associated with each Fund.

     Organization and Management: Each Fund is a series of INVESCO Income Funds, Inc. (the "Company"), a diversified, managed, no-load mutual fund. Each Fund is owned by its shareholders. The Funds employ INVESCO Funds Group, Inc. ("IFG"), founded in 1932, to serve as investment adviser, administrator and transfer agent. INVESCO Trust Company ("INVESCO Trust"), founded in 1969, serves as sub-adviser. Together, IFG and INVESCO Trust constitute "Fund Management." Prior to September 30, 1997, IFG served as the Funds' distributor. Effective September 30, 1997, INVESCO Distributors, Inc. ("IDI"), founded in 1997 as a wholly-owned subsidiary of IFG, became the Funds' distributor.

     Each Fund's investments are selected by its portfolio manager or managers. See "The Funds And Their Management."

     IFG, INVESCO Trust and IDI are subsidiaries of AMVESCAP PLC, an international investment management company that manages approximately $177.5 billion in assets. AMVESCAP PLC is based in London with money managers located in Europe, North America, and the Far East.

The Funds offer all of the following services at no charge:
Telephone purchases
Telephone exchanges
Telephone redemptions
Automatic reinvestment of distributions
Regular investment plans such as EasiVest (the Fund's automatic monthly investment program), Direct Payroll Purchase, and Automatic Monthly Exchange
Periodic withdrawal plans

   See "How To Buy Shares" and "How To Sell Shares."

Minimum Initial Investment: $1,000 per Fund, which is waived for regular investment plans, including EasiVest and Direct Payroll
Purchase, and certain retirement plans.

Minimum Subsequent Investment: $50 per Fund (Minimums are lower for certain retirement plans).

ANNUAL FUND EXPENSES

     Each Fund is no-load; there are no fees to purchase, exchange or redeem shares. Each Fund is authorized to pay a Rule 12b-1 distribution fee of up to one quarter of one percent of each Fund's average net assets each year. (See "How To Buy Shares -- Distribution Expenses.")

     Like any company, each Fund has operating expenses -- such as portfolio management, accounting, shareholder servicing, maintenance of shareholder accounts, and other expenses. These expenses are paid from each Fund's assets. Lower expenses therefore benefit investors by increasing a Fund's investment return.

     We calculate annual operating expenses as a percentage of each Fund's average annual net assets. To keep expenses competitive, the Funds' adviser voluntarily reimburses the Select Income Fund, High Yield Fund and U.S. Government Securities Fund for amounts in excess of 1.05%, 1.25% and 1.00% (excluding excess amounts that have been offset by the expense offset arrangements described below), respectively, of each Fund's average net assets. The Short-Term Bond Fund's adviser and sub-adviser voluntarily reimburse the Fund for amounts in excess of 0.85% (excluding excess amounts that have been offset by the expense offset arrangements described (below) of the Fund's average net assets.

Annual Fund Operating Expenses
------------------------------
(as a percentage of average net assets)

Select Income Fund
------------------
Management Fee                                                          0.55%
12b-1 Fees                                                              0.25%
Other Expenses                                                          0.23%
Total Fund Operating Expenses (1)(2)                                    1.03%

High Yield Fund
---------------
Management Fee                                                          0.47%
12b-1 Fees                                                              0.25%
Other Expenses                                                          0.28%
Total Fund Operating Expenses(1)                                        1.00%

U.S. Government Securities Fund
-------------------------------
Management Fee                                                          0.55%
12b-1 Fees                                                              0.25%
Other Expenses                                                          0.21%
Total Fund Operating Expenses (1)(2)                                    1.01%

Short-Term Bond Fund
--------------------
Management Fee                                                          0.50%
12b-1 Fees                                                              0.25%
Other Expenses                                                          0.08%
Total Fund Operating Expenses (1)(3)                                    0.83%

(1) It should be noted that each Fund's actual total operating expenses were lower than the figures shown because each Fund's custodian and pricing expenses were reduced under an expense offset arrangement. However, as a result of an SEC requirement, the figures shown above do not reflect these reductions. In comparing expenses for different years, please note that the ratios of Expenses to Average Net Assets shown under "Financial Highlights" do reflect reductions for periods prior to the fiscal year ended August 31, 1996. See "The Funds And Their Management."

(2) Certain Fund expenses are being voluntarily absorbed by IFG. In the absence of such absorbed expenses, "Other Expenses" and "Total Fund Operating Expenses" for the fiscal year ended August 31, 1997 would have been 0.41% and 1.21%, respectively, for Select Income Fund, and 0.52% and 1.32%, respectively, for U.S. Government Securities Fund. This is based on each Fund's actual expenses for the fiscal year ended August 31, 1997. See "The Funds And Their Management."

(3) Certain Fund expenses are being voluntarily absorbed by IFG and INVESCO Trust. In the absence of such absorbed expenses, "Other Expenses" and "Total Fund Operating Expenses" for the fiscal year ended August 31, 1997, would have been 0.52% and 1.27%, respectively, for the Short-Term Bond Fund. This is based on the Fund's actual expenses for the fiscal year ended August 31, 1997. See "The Fund And Their Management."

Example

      A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming a hypothetical 5% annual return and redemption at the end of each time period. (Of course, actual operating expenses are paid from each Fund's assets, and are deducted from the amount of income available for distribution to shareholders; they are not charged directly to shareholder accounts.)

                                   1 Year    3 Years    5 Years   10 Years
                                   ------    -------    -------   --------
Select Income                      $11       $33        $57       $126
High Yield                         $11       $32        $55       $123
U.S. Government Securities         $11       $32        $56       $124
Short-Term Bond                    $9        $27        $46       $103

      The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE OR EXPENSES, AND ACTUAL ANNUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For more information on each Fund's expenses, see "The Funds and Their Management" and "How To Buy Shares -- Distribution Expenses."

      Because each Fund pays a distribution fee, investors who own shares of the Funds for a long period of time may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

FINANCIAL HIGHLIGHTS
(For a Fund Share Outstanding Throughout Each Period)

      The following information has been audited by Price Waterhouse LLP, independent accountants. This information should be read in conjunction with the audited financial statements and the independent accountant's report thereon appearing in the Company's 1997 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. Both are available without charge by contacting IDI at the address or telephone number on the cover of this Prospectus. The Annual Report also contains more information about each Fund's performance.

                                                                Period
                                                                 Ended
                               Year Ended August 31          August 31             Year Ended December 31
                      --------------------------------------   -------  ---------------------------------------------------
                             1997     1996     1995     1994    1993^     1992     1991     1990     1989     1988     1987

                       Select Income Fund


PER SHARE DATA
Net Asset Value -
   Beginning of Period      $6.35    $6.54    $6.18    $6.80    $6.53    $6.50    $5.96    $6.26    $6.39    $6.36    $7.10
                      --------------------------------------   ------   ---------------------------------------------------
INCOME FROM
   INVESTMENT OPERATIONS
Net Investment Income        0.45     0.47     0.47     0.47     0.33     0.52     0.53     0.59     0.63     0.61     0.63
Net Gains or (Losses)
   on Securities (Both
   Realized and
   Unrealized)               0.34   (0.17)     0.36   (0.43)     0.27     0.13     0.53   (0.30)   (0.13)     0.03   (0.74)
                      -------------------------------------    ------   ---------------------------------------------------
Total from Investment
   Operations                0.79     0.30     0.83     0.04     0.60     0.65     1.06     0.29     0.50     0.64     0.11
                      ---------------------------------------  ------   ---------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income         0.45     0.46     0.47     0.47     0.33     0.52     0.52     0.59     0.63     0.61     0.63
In Excess of Net
   Investment Income+        0.00     0.01     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
Distributions from
   Capital Gains             0.03     0.02     0.00     0.09     0.00     0.10     0.00     0.00     0.00     0.00     0.00





In Excess of Capital
   Gains                     0.00     0.00     0.00     0.10     0.00     0.00     0.00     0.00     0.00     0.00     0.00
                      --------------------------------------   ------   ---------------------------------------------------
Total Distributions          0.48     0.49     0.47     0.66     0.33     0.62     0.52     0.59     0.63     0.61     0.63
                      --------------------------------------   ------   ---------------------------------------------------
Net Asset Value -
   End of Period            $6.66    $6.35    $6.54    $6.18    $6.80    $6.53    $6.50    $5.96    $6.26    $6.39    $6.36
                      ======================================   ======   ===================================================
TOTAL RETURN               12.89%    4.78%   14.01%    0.47%   9.42%*   10.38%   18.57%    4.86%    8.17%   10.52%  (1.63%)

RATIOS
Net Assets - End of
   Period
   ($000 Omitted)        $287,618 $258,093 $216,597 $138,337 $158,780 $123,036  $93,827  $46,423  $32,783  $29,902  $19,751
Ratio of Expenses to
   Average Net Assets#     1.03%@   1.01%@    1.00%    1.11%   1.15%~    1.14%    1.15%    1.01%    0.99%    1.00%    0.99%
Ratio of Net
   Investment Income
   to Average
   Net Assets#              6.98%    7.14%    7.38%    7.22%   7.40%~    7.97%    8.57%    9.67%    9.92%    9.47%    9.36%
Portfolio Turnover Rate      263%     210%     181%     135%    105%*     178%     117%      38%     121%     143%     131%

^ From January 1, 1993 to August 31, 1993.

+ Distributions in excess of net investment income for the year ended August 31, 1995, aggregated less than $0.01 on a per share basis.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.

# Various  expenses of the Fund were  voluntarily  absorbed by IFG for the years ended  August 31,  1997,  1996,  1995 and 1994.  If such  expenses  had not been voluntarily  absorbed,  ratio of expenses to average net assets  would have been
1.21%, 1.16%, 1.22% and 1.15%, respectively,  and ratio of net investment income
to  average  net  assets  would  have  been  6.80%,   6.99%,  7.16%  and  7.18%,
respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~ Annualized



                                                                Period
                                                                 Ended
                               Year Ended August 31           August 31            Year Ended December 31
                      --------------------------------------  -------   ---------------------------------------------------
                             1997     1996     1995     1994    1993^     1992     1991     1990     1989     1988     1987

                       High Yield Fund

PER SHARE DATA
Net Asset Value -
   Beginning of Period      $6.84    $6.73   $6.73     $7.32    $6.97    $6.66    $6.00    $7.16    $7.82    $7.75    $8.38
                      --------------------------------------  -------   ---------------------------------------------------
INCOME FROM
   INVESTMENT OPERATIONS
Net Investment Income        0.62     0.63     0.66     0.62     0.39     0.64     0.70     0.83     0.95     0.93     0.94
Net Gains or (Losses)
   on Securities (Both
   Realized and
   Unrealized)               0.64     0.11     0.03   (0.59)     0.36     0.30     0.64   (1.14)   (0.66)     0.07   (0.63)
                      --------------------------------------  -------   ---------------------------------------------------
Total from Investment
   Operations                1.26     0.74     0.69     0.03     0.75     0.94     1.34   (0.31)     0.29     1.00     0.31
                      --------------------------------------  -------   ---------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income+        0.62     0.63     0.66     0.62     0.40     0.63     0.68     0.85     0.95     0.93     0.94
Distributions from
   Capital Gains             0.03     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
In Excess of Capital
   Gains                     0.00     0.00     0.03     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
                      --------------------------------------  -------   ---------------------------------------------------
Total Distributions          0.65     0.63     0.69     0.62     0.40     0.63     0.68     0.85     0.95     0.93     0.94
                      --------------------------------------  -------   ---------------------------------------------------
Net Asset Value -
   End of Period            $7.45    $6.84    $6.73    $6.73    $7.32    $6.97    $6.66    $6.00    $7.16    $7.82    $7.75
                      ======================================  =======   ===================================================

TOTAL RETURN               19.27%   11.38%   11.12%    0.37%  11.01%*   14.53%   23.51%  (4.57%)    3.72%   13.54%    3.52%






RATIOS
Net Assets - End of
   Period
   ($000 Omitted)        $470,965 $375,201 $288,959 $243,773 $308,945 $212,172  $99,103  $40,380  $49,017  $60,470  $37,848
Ratio of Expenses to
   Average Net Assets#      1.00%@  0.99%@    1.00%    0.97%   0.97%~    1.00%    1.05%    0.94%    0.83%    0.82%    0.86%
Ratio of Net
   Investment Income
   to Average
   Net Assets#              8.71%    9.13%   10.01%    8.70%   8.28%~    9.29%   10.57%   12.57%   12.27%   11.72%   11.22%
Portfolio Turnover Rate      129%     266%    201%      195%     45%*     120%      64%      28%      53%      42%      89%

^ From January 1, 1993 to August 31, 1993.

+ Distributions in excess of net investment income for the year ended August 31, 1996, aggregated less than $0.01 on a per share basis.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.

# Various  expenses of the Fund were  voluntarily  absorbed by IFG for the years ended August 31, 1996, 1995 and 1994. If such expenses had not been  voluntarily absorbed,  ratio of expenses to average net assets would have been 0.99%,  1.07%
and 0.98%,  respectively,  and ratio of net  investment  income to  average  net assets would have been 9.13%, 9.94% and 8.69%, respectively.

@ Ratio is based on Total  Expenses  of the  Fund,  less  Expenses  Absorbed  by
Investment  Adviser,   if  applicable,   which  is  before  any  expense  offset
arrangements.

~ Annualized



                                                                Period
                                                                 Ended
                               Year Ended August 31          August 31             Year Ended December 31
                       ------------------------------------- ---------  ---------------------------------------------------
                             1997     1996     1995     1994    1993^     1992     1991     1990     1989     1988     1987

                             U.S. Government Securities Fund

PER SHARE DATA
Net Asset Value -
   Beginning of Period      $7.15    $7.49    $7.10    $8.19    $7.61    $7.65    $7.09    $7.14    $6.87    $6.98    $7.90
                       -------------------------------------  -------   ---------------------------------------------------
INCOME FROM
   INVESTMENT OPERATIONS
Net Investment Income        0.43     0.44     0.45     0.41     0.28     0.46     0.48     0.53     0.56     0.54     0.53
Net Gains or (Losses)
   on Securities (Both
   Realized and
   Unrealized)               0.34   (0.34)     0.39   (0.93)     0.58   (0.04)     0.57   (0.05)     0.26   (0.11)   (0.92)
                       -------------------------------------  -------   ---------------------------------------------------
Total from Investment
   Operations                0.77     0.10     0.84   (0.52)     0.86     0.42     1.05     0.48     0.82     0.43   (0.39)
                       -------------------------------------  -------   ---------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income         0.43     0.43     0.45     0.41     0.28     0.46     0.49     0.53     0.55     0.54     0.53
In Excess of Net
   Investment Income+        0.00     0.01     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
Distributions from
   Capital Gains             0.00     0.00     0.00     0.16     0.00     0.00     0.00     0.00     0.00     0.00     0.00
                       -------------------------------------   ------   ---------------------------------------------------
Total Distributions          0.43     0.44     0.45     0.57     0.28     0.46     0.49     0.53     0.55     0.54     0.53
                       -------------------------------------   ------   ---------------------------------------------------
Net Asset Value -
   End of Period            $7.49    $7.15    $7.49    $7.10    $8.19    $7.61    $7.65    $7.09    $7.14    $6.87    $6.98
                       =====================================   ======   ===================================================
TOTAL RETURN               11.01%    1.31%   12.37%  (6.53%)  11.61%*    5.68%   15.56%    7.23%   12.40%    6.39%  (5.10%)






RATIOS
Net Assets - End of
   Period
   ($000 Omitted)         $51,581  $54,614  $38,087  $36,740  $36,391  $35,799  $29,229  $21,247  $19,293   $9,388   $7,848
Ratio of Expenses to
   Average Net Assets#     1.01%@   1.02%@    1.00%    1.32%   1.40%~    1.27%    1.27%    1.07%    1.04%    1.19%    1.29%
Ratio of Net
   Investment Income
   to Average
   Net Assets#              5.78%    5.76%    6.24%    5.46%   5.36%~    6.08%    6.78%    7.58%    7.98%    7.75%    7.06%
Portfolio Turnover Rate      139%     212%      99%      95%    100%*     115%      67%      38%     159%     221%     284%

^ From January 1, 1993 to August 31, 1993.

+ Distributions in excess of net investment income for the year ended August 31, 1995, aggregated less than $0.01 on a per share basis.

*  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.

# Various  expenses of the Fund were  voluntarily  absorbed by IFG for the years ended  August 31,  1997,  1996,  1995 and 1994.  If such  expenses  had not been voluntarily  absorbed,  ratio of expenses to average net assets  would have been
1.89%, 1.48%, 1.51% and 1.42%, respectively,  and ratio of net investment income
to  average  net  assets  would  have  been  5.47%,   5.30%,  5.73%  and  5.36%,
respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~ Annualized




                                                                                                                     Period
                                                                                                                      Ended
                                                                            Year Ended August 31                  August 31
                                                               ------------------------------------------    --------------
                                                                 1997              1996              1995             1994^

                                                                     Short-Term Bond Fund


PER SHARE DATA
Net Asset Value - Beginning of Period                           $9.41             $9.54             $9.46            $10.00
                                                               ------------------------------------------    --------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                            0.50              0.56              0.57              0.47
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                                0.15            (0.13)              0.08            (0.54)
                                                               ------------------------------------------    --------------
Total from Investment Operations                                 0.65              0.43              0.65            (0.07)
                                                               ------------------------------------------    --------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income+                            0.55              0.56              0.57              0.47
                                                               ------------------------------------------    --------------
Net Asset Value - End of Period                                 $9.51             $9.41             $9.54             $9.46
                                                               ==========================================    ==============

TOTAL RETURN                                                    7.08%             4.63%             7.16%          (0.72%)*

RATIOS
Net Assets - End of Period ($000 Omitted)                     $12,344           $10,735            $8,979            $7,878
Ratio of Expenses to Average Net Assets#                       0.83%@            0.80%@             0.46%            0.46%~
Ratio of Net Investment Income to
   Average Net Assets#                                          5.82%             5.85%             6.05%            5.50%~
Portfolio Turnover Rate                                          331%              103%               68%             169%*

^ From September 30, 1993, commencement of investment operations,  to August 31,
1994.

+  Distributions  in excess of net investment  income for the years ended August
31, 1996 and 1995, aggregated less that $0.01 on a per share basis.

^  Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
representative of a full year.





# Various  expenses  of the Fund were  voluntarily  absorbed  by IFG and INVESCO
Trust for the years ended August 31, 1997,  1996,  1995 and for the period ended
August 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.27%, 2.17%, 2.09% and 2.04%, respectively, and ratio of net investment income to average net assets would have been 4.81%, 4.48%, 4.42% and 3.92%, respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~ Annualized


INVESTMENT OBJECTIVE AND STRATEGY

      The Select Income Fund seeks as high a level of current income as is consistent with the risk involved in investing in the types of securities in which it invests. The High Yield Fund seeks to achieve as high a level of current income as is consistent with the risk involved in investing substantially all of its assets in bonds and other debt securities and in preferred stocks. The U.S. Government Securities Fund seeks a high level of income by investing in bonds and other debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and in repurchase agreements and futures contracts with respect to such securities. Potential capital appreciation is a secondary factor in the selection of investments for the Select Income, High Yield and U.S. Government Securities Funds. The Short-Term Bond Fund seeks to achieve the highest level of current income as is consistent with minimum fluctuation in principal value and with maintaining liquidity. Each Fund's investment objective is fundamental and cannot be changed without the approval of a Fund's shareholders. There is no assurance that a Fund's investment objective will be met.

      Portfolio Turnover. There are no fixed limitations regarding portfolio turnover for the Funds; securities may be sold without regard to the time they have been held when investment considerations warrant such action. Increased turnover may result in greater brokerage commissions and acceleration of capital gains that are taxable when distributed to shareholders. The Statement of Additional Information includes an expanded discussion of each Fund's portfolio turnover rate, its brokerage practices and certain federal income tax matters.

Select Income Fund
      The Fund normally invests at least 90% of its assets in bonds and marketable debt securities (including convertible issues) of established companies which Fund Management believes may provide high current income and which, consistent with this objective, may have the potential to provide capital appreciation. Under normal circumstances, at least 50% of the Fund's assets are invested in investment grade debt securities -- those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Group, Inc., a division of The McGraw- Hill Companies, Inc. ("S&P"). No more than 50% of the Fund's assets may consist of corporate bonds rated below investment grade. (See the Appendix to this Prospectus for a description of bond ratings.)

      The Fund also may invest in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (which may or may not be backed by the full faith and credit of the United States) and bank certificates of deposit. In addition, the Fund may invest in municipal obligations when we believe that their potential returns are better than those that might be achieved by investing in securities of corporate or U.S. governmental issuers.

      As a matter of policy, which may be changed without a vote of shareholders, at least 65% of the Fund's total assets normally will be invested in debt securities maturing at least three years after they are issued. However, there are no limitations on the maturities of the securities held by the Fund, and the Fund's average maturity will vary as Fund Management responds to changes in interest rates.

High Yield Fund
      The Fund invests primarily in higher yielding corporate bonds (including convertible issues) and preferred stocks with medium to lower credit ratings. These securities are generally rated Ba or lower by Moody's or BB or lower by S&P. However, under no circumstances will the Fund invest in any issue rated lower than Caa by Moody's or CCC by S&P, or any issue that is in default. Potential capital appreciation is a factor in the selection of investments, but is secondary to the Fund's primary objective. (See "Investment Policies and Risks" below and the Appendix to this prospectus for a description of bond ratings.)

      The Fund also may invest in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (which may or may not be backed by the full faith and credit of the United States) and bank certificates of deposit. In addition, the Fund may invest in corporate short-term notes rated at least A-1 by S&P or Prime-1 by Moody's. In addition, the Fund may invest in municipal obligations, including municipal short-term notes rated at least SP-1 by S&P or MIG-1 by Moody's, when we believe that their potential returns are better than those that might be achieved by investing in securities of corporate or U.S. governmental issuers.

      As a matter of policy, which may be changed without a vote of shareholders, at least 65% of the Fund's total assets normally will be invested in debt securities maturing at least three years after they are issued. However, there are no limitations on the maturities of the securities held by the Fund, and the Fund's average maturity will vary as Fund Management responds to changes in interest rates.

U.S. Government Securities Fund
      The Fund invests substantially all (and in no event less than 65%) of its assets in government and government agency or government instrumentality debt securities (including mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises), government agency and instrumentality securities. Some of these portfolio holdings -- Treasury bonds, bills, and notes -- may be issued directly by the U.S. government and are backed by the full faith and credit of the federal government. Similar protection is offered by securities of certain agencies, which include, among others, the Government National Mortgage Association (GNMA), the Department of Housing and Urban Development, the Small Business Administration, and the Farmers' Home Administration. In addition, the Fund may hold U.S.

government agency securities not supported by the U.S. government, but only by the creditworthiness of the government-related issuer. These include securities issued by Fannie Mae (formerly, the Federal National Mortgage Association), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Federal Home Loan Bank, the Resolution Fundings Corporation and the Student Loan Marketing Association. The value of the Fund's shares is not guaranteed by the U.S. government.

      As a matter of policy, which may be changed without a vote of shareholders, at least 65% of the Fund's total assets normally will be invested in debt securities maturing at least three years after they are issued. However, there are no limitations on the maturities of the securities held by the Fund, and the Fund's average maturity will vary as Fund Management responds to changes in interest rates.

Short-Term Bond Fund
      The Fund normally invests at least 65% of its total assets in bonds and debentures. The Fund may invest in all types of variable and fixed rate corporate, government and government agency debt securities. The government and government agency securities in which the Fund invests may or may not be backed by the full faith and credit of the United States.

      Holdings are selected primarily from two maturity ranges: short-term (obligations maturing in under three years) and intermediate-term (obligations maturing in three to 10 years). The Fund maintains a diversified portfolio with a dollar-weighted average maturity of three years or less. This average is based on the actual stated maturity dates of the debt securities in the Fund's portfolio, except for debt securities having special features that give them the characteristics of shorter-term obligations. For example, variable rate securities, on which coupon rates of interest are adjusted on specified dates in response to changes in interest rates, are deemed to mature at their next interest rate adjustment date. In addition, debt securities with "put" features entitling the Fund to repayment of principal on specified dates are deemed to mature at the next put exercise date. When Fund Management deems it appropriate, the Fund may invest in debt securities having maturities in excess of 10 years.

      Debt securities will be selected based on Fund Management's assessment of interest rate trends and the liquidity of various instruments under prevailing market conditions. The potential for capital appreciation is an incidental factor that also may be considered. When we believe market or economic conditions are adverse, the Fund may seek to protect its assets by investing to a greater extent in cash securities and shorter-term securities such as commercial paper and notes, bank certificates of deposit and other financial institution obligations and repurchase agreements.

     When we believe market or economic conditions are adverse, the Select Income, High Yield and U.S. Government Funds may act defensively -- that is, temporarily invest up to 100% of their respective assets in cash and debt securities having maturities of less than three years at the time of issuance, seeking to protect their assets until conditions stabilize.

INVESTMENT POLICIES AND RISKS

      Investors should expect to see their price per share vary with moves in the fixed-income market, economic conditions and other factors. With respect to the Select Income and High Yield Funds, Fund Management seeks to temper volatility by having each Fund invest in many different companies in a variety of industries. With respect to the Short-Term Bond Fund, Fund Management seeks to temper volatility through diversification and credit analysis, as well as by maintaining an average dollar-weighted maturity of three years or less. These strategies can help reduce, but not eliminate, market and credit risk.

      Debt Securities. The Select Income, High Yield and Short-Term Bond Funds may invest in corporate debt securities. The U.S. Government Securities Fund may invest in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. When we assess an issuer's ability to meet its interest rate obligations and repay its debt when due, we are referring to "credit risk." Debt securities issued by the U.S. government, its agencies and instrumentalities carry a low level of credit risk compared to higher yielding corporate bonds. Corporate debt obligations are rated based on their credit risk as estimated by independent services such as Moody's, S&P, Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps, Inc. ("D&P"). These ratings attempt to evaluate the likelihood that principal and interest will be paid when due, but do not evaluate the volatility of a debt obligation's value or its liquidity and do not guarantee the performance of the issuer. "Market risk" refers to sensitivity to changes in interest rates. For instance, when interest rates go up, the market value of a previously issued bond generally declines; on the other hand, when interest rates go down, bonds generally see their prices increase. All bonds, including government, government agency and government instrumentality securities, are subject to market risk.

      The Select Income, High Yield and Short-Term Bond Funds may invest in issues rated below investment grade quality (commonly called "junk bonds"), and rated Ba or lower by Moody's or BB or lower by S&P, or, if unrated, are judged by Fund Management to be of equivalent quality. These include issues which are of poorer quality and may have some speculative characteristics according to the ratings services.

      Risks of Lower Rated Bonds. The lower a bond's quality, the more it is believed by the rating service to be subject to credit risk and market risk and the more speculative it becomes; this is also true of most unrated securities.

To reduce these risks, at least 50% of the Select Income Fund's assets normally are invested in debt securities rated Baa or above by Moody's or BBB or above by S&P. In addition, the Select Income Fund may invest in corporate short-term notes rated at least Prime-1 by Moody's or A-1 by S&P. Overall, these bonds and notes enjoy strong to adequate capacity to pay principal and interest.

      No more than 50% of the Select Income Fund's assets may be invested in junk bonds. Investments in unrated securities may not exceed 25% of the Select Income Fund's total assets. Never, under any circumstances, is the Select Income Fund permitted to invest in bonds which are rated below B by Moody's or B- by S&P. Bonds rated below B or B- generally lack characteristics of a desirable investment and are deemed speculative with respect to the issuer's capacity to pay interest and repay principal over a long period of time.

      Because the High Yield Fund normally invests primarily in junk bonds, the securities held by this Fund generally will be subject to greater credit and market risks. Never, under any circumstances, is the High Yield Fund permitted to invest in bonds that are in default or are rated below Caa by Moody's or CCC by S&P or, if unrated, are judged by Fund Management to be of equivalent quality. Bonds rated Caa or CCC are predominantly speculative and may be in default or may have present elements of danger with respect to the repayment of principal or interest.

      The Short-Term Bond Fund does not invest in obligations it believes to be highly speculative. As a result, the Fund invests primarily in corporate bonds rated investment grade (BBB and above by S&P, Fitch or D&P or Baa and above by Moody's) that are believed to enjoy strong to adequate capacity to pay principal and interest. No more than 15% of this Fund's total assets may be invested in junk bonds. Never, under any circumstances, does the Short-Term Bond Fund invest in securities rated below B. Although bonds rated B are believed to have the current capacity to meet principal and interest payments, they are believed to be subject to a greater extent than higher rated instruments to the risk that adverse business, financial or economic conditions will impair this capacity. In addition, the Short-Term Bond Fund may invest in corporate short-term notes rated at least Prime-1 by Moody's or A-1 by S&P and municipal short-term notes rated at least MIG-1 by Moody's, SP-1 by S&P, F-1 by Fitch or Duff-1 by D&P (the highest rating categories for such notes).

      While Fund Management continuously monitors all of the corporate bonds in each Fund's portfolio for the issuer's ability to make required principal and interest payments and other quality factors, it may retain a bond whose rating is changed to one below the minimum rating required for purchase of the security. A Fund is not required to sell immediately debt securities that go into default, but may continue to hold such securities until such time as Fund Management determines it is in the best interests of the Fund to sell the securities.

      Because investment in medium and lower rated securities involves both greater credit risk and market risk, achievement of each Fund's investment objective may be more dependent on Fund Management's own credit analysis than is the case for funds investing in higher quality securities. In addition, the share price and yield of each Fund may be expected to fluctuate more than in the case of funds investing in higher quality, shorter term securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of lower rated securities experiencing increased financial stress, which would adversely affect their ability to service their principal, dividend and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield corporate bonds has been in existence for many years and from time to time has experienced economic downturns, there has been a significant increase in the use of high yield corporate debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield bond market, particularly during periods of economic recession. Furthermore, expenses incurred to recover an investment in a defaulted security may adversely affect a Fund's net asset value. Finally, while Fund Management attempts to limit purchases of medium and lower rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of a Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.

      For the fiscal year ended August 31, 1997, the following percentages of Select Income, High Yield and Short-Term Bond Funds' total assets were invested in corporate bonds rated investment grade (Baa by Moody's or BBB by S&P and above) at the time they were purchased: Aaa/AAA--0%; Aa/AA--1.9%; A--10.4% and Baa/BBB-- 17.2% for the Select Income Fund; Aaa/AAA--0%; Aa/AA--0% and Baa/BBB--0% for the High Yield Fund; and Aaa/AAA--0%; Aa/AA--0.5%; A--15.8% and Baa/BBB--2.0% for the Short-Term Bond Fund. The following percentages were invested in corporate bonds rated below investment grade at the time of purchase: Ba/BB--13.8%; B--20.6%; Caa/CCC--0% and D--0% for the Select Income Fund; Ba/BB--7.8%; B-- 56.6%; Caa/CCC--6.7%; and D--0% for the High Yield Fund; and BB-- 1.0%; B--8.4%; CCC--0% and D--0% for the Short-Term Bond Fund. Finally, 3.6%, 8.9% and 1.3% of total assets were invested in unrated corporate bonds for the Select Income, High Yield and Short-Term Bond Funds, respectively. All of these percentages were determined on a dollar-weighted basis, calculated by averaging each Fund's month-end portfolio holdings during the fiscal year. Keep in mind that a Fund's holdings are actively traded, and bond ratings are occasionally adjusted by ratings services, so these figures do not represent each Fund's actual holdings or quality ratings as of August 31, 1997.

      For a detailed description of corporate bond ratings, see the Appendix to this Prospectus and the Statement of Additional Information.

      Foreign Securities. Select Income, High Yield and Short-Term Bond Funds' investments in debt obligations may include securities issued by foreign governments and foreign corporations. As a matter of policy, which may be changed without a vote of shareholders, up to 25% of each Fund's total assets, measured at the time of purchase, may be invested directly in foreign debt securities, provided that all such securities are denominated and pay interest in U.S. dollars (such as Eurobonds and Yankee bonds). Securities of Canadian issuers and American Depository Receipts ("ADRs") are not subject to this 25% limitation. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitles the holder to all dividends and capital gains. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. Investments in foreign debt securities involve certain risks.

     For U.S. investors, the returns on foreign debt securities are influenced not only by the returns on the foreign investments themselves, but also by currency fluctuations. That is, when the U.S. dollar generally rises against a foreign currency, returns for a U.S. investor on foreign securities may decrease. By contrast, in a period when the U.S. dollar generally declines, those returns may increase. Each Fund attempts to minimize these risks by limiting its investments in foreign debt securities to those which are denominated and pay interest in U.S. dollars.

      Other aspects of international investing to consider include:

     -less publicly available information than is generally available about U.S. issuers;

     -differences in accounting, auditing and financial reporting standards;

     -generally higher commission rates on foreign portfolio transactions and longer settlement periods;

     -smaller trading volumes and generally lower liquidity of foreign stock markets, which may cause greater price volatility; and

     -investments  in certain  countries  may be subject to foreign  withholding
taxes,   which  may  reduce   dividend   income  or  capital  gains  payable  to
shareholders.

      There is also the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; political instability; potential restrictions on the flow of international capital; and the possibility of each Fund experiencing difficulties in pursuing legal remedies and collecting judgments.

      ADRs are subject to some of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.

      Illiquid and Rule 144A Securities. High Yield Fund may invest up to 15% of its net assets in securities that are illiquid because they are subject to restrictions on resale ("restricted securities") or because they are not readily marketable. The Fund may not be able to dispose of illiquid securities at the time desired or at a reasonable price. In addition, if the securities are not registered, their marketability and value could be adversely affected.

      The Select Income and Short-Term Bond Funds may not purchase securities that are not readily marketable. However, such Funds, in addition to the High Yield Fund, may purchase certain securities that are not registered for sale to the general public but that can be resold to institutional investors ("Rule 144A Securities") if a liquid trading market exists. The Company's board of directors has delegated to Fund Management the authority to determine the liquidity of Rule 144A Securities pursuant to guidelines approved by the board. In the event that a Rule 144A Security held by a Fund is subsequently determined to be illiquid, the security will be sold as soon as that can be done in an orderly fashion consistent with the best interests of such Fund's shareholders. For more information concerning rule 144A Securities, see "Investment Policies and Restrictions" in the Statement of Additional Information.

      Zero Coupon Bonds, Pay-in-Kind Bonds, and Step-up Bonds. The Select Income and High Yield Funds may invest in zero coupon bonds and payment-in-kind ("PIK") bonds if Fund Management determines that the risk of a default on the security, which could result in adverse tax consequences, is not significant. Zero coupon bonds make no periodic interest payments. Instead, they are sold at a discount from their face value. The buyer of the security receives the rate of return by the gradual appreciation in the price of the security, which is redeemed at face value at maturity. PIK bonds pay interest in cash or additional securities, at the issuer's option, for a specified period. In addition to zero coupon bonds, the Short-Term Bond Fund may invest in step-up bonds. Step-up bonds initially make no (or low) cash interest payments, but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. Zero coupon, PIK and step-up bonds are more sensitive to changes in interest rates than bonds that pay interest on a current basis in cash. When interest rates fall, the value of these types of bonds will increase more rapidly, and when interest rates rise, their value falls more dramatically. A Fund may be required to distribute income recognized on these bonds, even though no cash interest payments are received, which could reduce the amount of cash available for investment by such Fund.

      Interest Rate Futures Contracts. The U.S. Government Securities and Short-Term Bond Funds may buy and sell interest rate futures contracts relating to the debt securities in which each Fund invests for the purpose of hedging the value of their securities portfolio. These practices and their risks are discussed under "Investment Policies and Restrictions" in the Statement of Additional Information.

      Mortgage-Backed and Asset-Backed Securities. The U.S. Government Securities and Short-Term Bond Funds may invest in mortgage-backed securities issued or guaranteed as to principal and interest by the U.S. government, federal agencies or instrumentalities such as GNMA, Fannie Mae and Freddie Mac. Some of these securities, such as GNMA certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as FHLMC certificates, are not. Mortgage-backed securities represent interests in pools of mortgages which have been purchased from loan institutions such as banks and savings and loans, and packaged for resale in the secondary market. Interest and principal are "passed through" to the holders of the securities. The timely payment of interest and principal is guaranteed by a federal agency, but the market value of the security is not guaranteed and will vary. When interest rates drop, many home buyers choose to refinance their mortgages. These prepayments may shorten the average weighted lives of mortgage-backed securities and may lower their returns.

      In addition to being able to invest in mortgage-backed securities, the Short-Term Bond Fund may also invest in asset- backed securities which represent interests in pools of consumer loans. As with mortgage-backed securities, asset-backed securities are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although securities may be supported, at least in part, by letters of credit or other credit enhancements. As with mortgage-backed securities, underlying loans are subject to prepayments that may shorten the securities' weighted average lives and may lower their return.

      The Short-Term Bond Fund may invest in stripped mortgage- or asset-backed securities, in which the principal and interest payments on the underlying pool of loans are separated or "stripped" to create two classes of securities. In general, the interest-only, or IO, class receives all of the interest payments and the principal-only, or PO, class receives all of the principal payments. The market prices of these securities generally are more sensitive to changes in interest and prepayment rates than traditional mortgage- and asset-backed securities. Such purchases are used to help the Short-Term Bond Fund maintain stability.

     Delayed Delivery or When-Issued Purchases. Debt securities may at times be purchased or sold by the Funds with settlement taking place in the future. Each of the High Yield, Short-Term Bond and Select Income Funds may only invest up to 10% of their net assets in when-issued securities. The payment obligation and the interest rate that will be received on the securities generally are fixed at the time a Fund enters into the commitment to purchase a security on a when-issued basis, although the Fund does not pay for or earn interest on the security until it is delivered. Between the date of purchase and the settlement date, however, the value of the securities is subject to market fluctuations.

      Repurchase Agreements. Each Fund may invest money, for as short a time as overnight, using repurchase agreements ("repos"). With a repo, a Fund buys a debt instrument, agreeing simultaneously to sell it back to the prior owner at an agreed-upon price and time. A Fund could incur costs or delays in seeking to sell the security if the prior owner defaults on its repurchase obligation. To reduce that risk, the securities underlying each repurchase agreement will be maintained with a Fund's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest). These agreements are entered into only with member banks of the Federal Reserve System, registered broker-dealers, and registered U.S. government securities dealers that are deemed creditworthy under standards set by the Company's board of directors.

      Securities  Lending.  Each  Fund may  seek to earn  additional  income  by lending securities to qualified brokers, dealers, banks, or other financial institutions, on a fully collateralized basis. For further information on this policy, see "Investment Policies and Restrictions" in the Statement of Additional Information.

      For a further discussion of risks associated with an investment in each Fund, see "Investment Policies and Restrictions" and "Investment Practices" in the Statement of Additional Information.

      Investment Restrictions. Certain restrictions, which are identified in the Statement of Additional Information, may not be altered without the approval of each Fund's shareholders. For example, each Fund limits to 5% the portion of its respective total assets that may be invested in any one issuer (other than cash items and U.S. government securities). In addition, each Fund's ability to borrow money is limited to borrowings from banks for temporary or emergency purposes in amounts not exceeding 10% of net assets. Except where indicated to the contrary, the investment objectives and policies described in this prospectus are not fundamental and may be changed without a vote of the Fund's shareholders.

THE FUNDS AND THEIR MANAGEMENT

      The Company is a no-load mutual fund, registered with the Securities and Exchange Commission as a diversified, open-end, management investment company.

It was incorporated on August 20, 1976, under the laws of Colorado and was reorganized as a Maryland corporation on April 2, 1993.

      The Company's board of directors has responsibility for overall supervision of the Funds, and reviews the services provided by the adviser and sub-adviser. Under an agreement with the Company, IFG, 7800 E. Union Avenue, Denver, Colorado 80237, serves as each Fund's investment adviser; it is primarily responsible for providing the Funds with various administrative services. IFG's wholly-owned subsidiary, INVESCO Trust, is each Fund's sub-adviser and is primarily responsible for managing the Funds' investments.

      The Funds are managed by members of the INVESCO Fixed Income Team, which is headed by Donovan J. (Jerry) Paul. The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio holdings:

      Donovan J. (Jerry) Paul, a Chartered Financial Analyst and Certified Public Accountant, has been the portfolio manager of the Select Income Fund since 1994, the portfolio manager of the High Yield Fund since 1994, and a co-portfolio manager of the Short-Term Bond Fund since 1994.
      Mr. Paul also manages INVESCO VIF-High Yield Fund, INVESCO Industrial Income Fund, INVESCO VIF-Industrial Income Fund, and INVESCO Balanced Fund. Mr. Paul is also a senior vice president, portfolio manager, and director of fixed-income research of INVESCO Trust. Mr. Paul was previously a senior vice president and director of fixed-income research (1989 to 1992) and portfolio manager (1987 to 1992) with Stein, Roe & Farnham Inc. and president of Quixote Investment Management, Inc. (1993 to 1994). Mr. Paul received an M.B.A. from the University of Northern Iowa and a B.B.A. from the University of Iowa.

      Richard R. Hinderlie has been the portfolio manager of the U.S. Government Securities Fund since 1994 and a co-portfolio manager of the Short-Term Bond Fund since 1993. Mr. Hinderlie also manages INVESCO U.S. Government Money Fund and INVESCO Cash Reserves Fund and is a vice president of INVESCO Trust. Mr. Hinderlie was previously a securities analyst with Bank Western from 1987 to 1993. Mr. Hinderlie received an M.B.A.
      from Arizona State University and a B.A. in Economics from Pacific Lutheran University.

      Fund Management permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires Fund Management's personnel to conduct their personal investment activities in a manner that Fund Management believes is not detrimental to the Fund or Fund Management's other advisory clients. See the Statement of Additional Information for more detailed information.

     Each Fund pays IFG a monthly management fee which is based upon a percentage of each Fund's average net assets determined daily; in turn, IFG pays INVESCO Trust a sub-advisory fee out of its management fee. With respect to the Select Income and U.S. Government Securities Funds, the management fee is computed at the annual rate of 0.55% on the first $300 million of the Fund's average net assets; 0.45% on the next $200 million of the Fund's average net assets; and 0.35% on the Fund's average net assets over $500 million. With respect to the High Yield and Short-Term Bond Funds, the management fee is computed at the annual rate of 0.50% on the first $300 million of the Fund's average net assets; 0.40% on the next $200 million of the Fund's average net assets; and 0.30% on the Fund's average net assets over $500 million. For the fiscal year ended August 31, 1997, investment management fees paid by the Select Income, High Yield, U.S. Government Securities, and Short-Term Bond Funds amounted to 0.55%, 0.47%, 0.55% and 0.50%, respectively (prior to the voluntary absorption of certain Fund expenses by IFG), of each Fund's average net assets. Out of these advisory fees, IFG paid to INVESCO Trust as a sub-advisory fee an amount equal to 0.24%, 0.22%, 0.25% and 0.25%, respectively, of the Select Income, High Yield, U.S. Government Securities and Short- Term Bond Funds' average net assets. No fee is paid by the Funds to INVESCO Trust.

      Under a Transfer Agency Agreement, IFG acts as registrar, transfer agent, and dividend disbursing agent for the Funds. Each Fund pays an annual fee of $26.00 per shareholder account or where applicable, per participant in an omnibus account. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of IFG, may provide equivalent services to the Funds. In these cases, IFG may pay, out of the fee it receives from the Funds, an annual sub- transfer agency or recordkeeping fee to the third party.

      In addition, under an Administrative Services Agreement, IFG handles additional administrative, recordkeeping and internal sub- accounting services for the Funds. For such services, IFG was paid, for the fiscal year ended August 31, 1997, a fee equal to the following percentages of each Fund's average net assets (prior to the absorption of certain Fund expenses): Select Income Fund, 0.02%; High Yield Fund, 0.02%; U.S. Government Securities Fund, 0.03% and Short-Term Bond Fund, 0.10%.

     Each Fund's expenses, which are accrued daily, are deducted from total income before dividends are paid. Total expenses of each Fund (prior to any expense offset) for the fiscal year ended August 31, 1997, including investment management fees (but excluding brokerage commissions, which are a cost of acquiring securities), amounted to the following percentages of each Fund's average net assets: Select Income Fund, 1.03%; High Yield Fund, 1.00%; U.S. Government Securities Fund, 1.01% and Short-Term Bond Fund, 0.83%. Certain expenses of the Select Income, High Yield and U.S. Government Securities Funds are absorbed voluntarily by IFG pursuant to a commitment to each Fund and certain expenses of the Short-Term Bond Fund are absorbed voluntarily by IFG and INVESCO Trust pursuant to a commitment to the Fund in order to ensure that each Fund's total operating expenses do not exceed the following percentages of each

Fund's average net assets: Select Income Fund, 1.05%; High Yield Fund, 1.25%, U.S. Government Securities Fund, 1.00% and Short-Term Bond Fund, 0.85%. These commitments may be changed following consultation with the Company's board of directors. In the absence of this voluntary expense limitation, each Fund's total operating expenses would have been 1.21%, 1.84%, and 1.27% of their average net assets for Select Income, U.S. Government Securities and Short-Term Bond Funds, respectively.

      Fund Management places orders for the purchase and sale of portfolio securities with brokers and dealers based upon Fund Management's evaluation of their financial responsibility coupled with their ability to effect transactions at the best available prices. As discussed under "How To Buy Shares -- Distribution Expenses," each Fund may market its shares through intermediary brokers or dealers that have entered into Dealer Agreements with IDI, as the Fund's Distributor. A Fund may place orders for portfolio transactions with qualified broker-dealers that recommend the Fund, or sell shares of the Fund, to clients, or act as agent in the purchase of Fund shares for clients, if Fund Management believes that the quality of the execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms. For further information, see "Investment Practices -- Placement of Portfolio Brokerage" in the Statement of Additional Information.

      IFG, INVESCO Trust and IDI are indirect wholly owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., that created one of the largest independent investment management businesses in the world. IFG and INVESCO Trust continued to operate under their existing names. AMVESCAP PLC has approximately $177.5 billion in assets under management. IFG was established in 1932 and, as of August 31, 1997, managed 14 mutual funds, consisting of 46 separate portfolios, with combined assets of approximately $15.9 billion on behalf of over 854,448 shareholders. INVESCO Trust (founded in 1969) served as adviser or sub-adviser to 59 investment portfolios as of August 31, 1997, including 32 portfolios in the INVESCO group. These 59 portfolios had aggregate assets of approximately $14.7 billion as of August 31, 1997. In addition, INVESCO Trust provides investment management services to private clients including employee benefit plans that may be invested in a collective trust sponsored by INVESCO Trust. IDI was established in 1997 and is the distributor for 14 mutual funds consisting of 46 separate portfolios.

FUND PRICE AND PERFORMANCE

     Determining Price. The value of your investment in the Funds will vary daily. The price per share is also known as the Net Asset Value ("NAV"). IFG prices each Fund every day that the New York Stock Exchange is open, as of the close of regular trading (normally, 4:00 p.m., New York time). NAV is calculated by adding together the current market value of all of the Fund's assets, including accrued interest and dividends; then subtracting liabilities, including accrued expenses; and finally dividing that dollar amount by the total number of shares outstanding.

      Performance Data. To keep shareholders and potential investors informed, we will occasionally advertise each Fund's total return and yield. Total return figures show the average annual rate of return on a $1,000 investment in a Fund, assuming reinvestment of all dividends and capital gain distributions for one-, five- and ten-year periods. Cumulative total return shows the actual rate of return on an investment; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in a Fund's investment results, because they do not show the interim variations in performance over the periods cited.

      With respect to the Select Income, High Yield and Short-Term Bond Funds, the yield is calculated by utilizing the Fund's calculated income, expenses and average outstanding shares for the most recent 30-day or one-month period, dividing it by the month-end net asset value and annualizing the resulting number. With respect to the U.S. Government Securities Fund, the yield is computed by dividing the net investment income per share earned during the period by the net asset value per share at the end of the period, then adjusting the result to provide for semi-annual compounding. More information about each Fund's recent and historical performance is contained in the Company's Annual Report to Shareholders. You can get a free copy by calling or writing to IDI using the telephone number or address on the cover of this Prospectus.

      When we quote mutual fund rankings published by Lipper Analytical Services, Inc., we may compare each Fund to others in their category of Corporate Bond Funds -- BBB rated for the Select Income Fund, High Current Yield Funds for the High Yield Fund, U.S. Government Funds for the U.S. Government Securities Fund and Short Investment Grade Debt Funds for the Short-Term Bond Fund, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare each Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials. For more information see "Fund Performance" in the Statement of Additional Information.

      Performance figures are based on historical investment results and are not intended to suggest future performance.

HOW TO BUY SHARES

      The following chart shows several convenient ways to invest in a Fund. Your new Fund shares will be priced at the NAV next determined after your order is received in proper form. There is no charge to invest, exchange, or redeem shares when you make transactions directly through IFG. However, if you invest in a Fund through a securities broker, you may be charged a commission or transaction fee. For all new accounts, please send a completed application form. Please specify which fund's shares you wish to purchase.

      Fund Management reserves the right to increase, reduce or waive the minimum investment requirements in its sole discretion, when it determines this action is in the best interests of a Fund. Further, Fund Management reserves the right in its sole discretion to reject any order for the purchase of Fund shares (including purchases by exchange) when, in its judgment, such rejection is in a Fund's best interests.

                               HOW TO BUY SHARES
--------------------------------------------------------------------------------
Method                      Investment Minimum         Please Remember
--------------------------------------------------------------------------------
By Check
Mail to: INVESCO            $1,000 for regular         If your check does
Funds Group, Inc.           account; $250 for          not clear, you will
P.O. Box 173706             an Individual              be responsible for
Denver, CO 80217-           Retirement Account;        any related loss a
3706. Or you may            $50 minimum for            Fund or IFG incurs.
send your check by          each subsequent            If you are already
overnight courier           investment.                a shareholder in
to: 7800 E. Union                                      the INVESCO funds,
Ave., Denver, CO                                       a Fund may seek
80237.                                                 reimbursement from
                                                       your existing
                                                       account(s) for any
                                                       loss incurred.
--------------------------------------------------------------------------------
By Telephone or
Wire
Call 1-800-525-8085         $1,000.                    Payment must be
to request your                                        received within 3
purchase. Then send                                    business days, or
your check by                                          the transaction may
overnight courier                                      be canceled. If a
to our street                                          purchase is
address: 7800 E.                                       canceled due to
Union Ave., Denver,                                    nonpayment, you
CO 80237. Or you                                       will be responsible
may transmit your                                      for any related
payment by bank                                        loss a Fund or IFG
wire (call IFG for                                     incurs. If you are
instructions).                                         already a
                                                       shareholder in the
                                                       INVESCO funds, a
                                                       Fund may seek
                                                       reimbursement from
                                                       your existing
                                                       account(s) for any
                                                       loss incurred.

--------------------------------------------------------------------------------

With EasiVest or
Direct Payroll
Purchase
You may enroll on           $50 per month for          Like all regular
the fund                    EasiVest; $50 per          investment plans,
application, or             pay period for             neither EasiVest
call us for the             Direct Payroll             nor Direct Payroll
correct form and            Purchase. You may          Purchase ensures a
more details.               start or stop your         profit or protects
Investing the same          regular investment         against loss in a
amount on a monthly         plan at any time,          falling market.
basis allows you to         with two weeks'            Because you'll
buy more shares             notice to IFG.             invest continually,
when prices are low                                    regardless of
and fewer shares                                       varying price
when prices are                                        levels, consider
high. This "dollar-                                    your financial
cost averaging" may                                    ability to keep
help offset market                                     buying through low
fluctuations. Over                                     price levels. And
a period of time,                                      remember that you
your average cost                                      will lose money if
per share may be                                       you redeem your
less than the                                          shares when the
actual average                                         market value of all
price per share.                                       your shares is less
                                                       than their cost.
--------------------------------------------------------------------------------
By PAL(R)
Your "Personal              $1,000.                    Be sure to write
Account Line" is                                       down the
available for                                          confirmation number
subsequent                                             provided by PAL(R).
purchases and                                          Payment must be
exchanges 24-hours                                     received within 3
a day. Simply call                                     business days, or
1-800-424-8085.                                        the transaction may
                                                       be canceled. If a
                                                       telephone purchase
                                                       is canceled due to
                                                       nonpayment, you
                                                       will be responsible
                                                       for any related
                                                       loss a Fund or IFG
                                                       incurs.    If   you   are
                                                       already a shareholder  in
                                                       the INVESCO funds, a Fund
                                                       may  seek   reimbursement
                                                       from    your     existing
                                                       account(s)  for any  loss
                                                       incurred.

================================================================================
By Exchange
Between a Fund and          $1,000 to open a           See "Exchange
another of the              new account; $50           Policy" below.
INVESCO funds. Call         for written
1-800-525-8085 for          requests to
prospectuses of             purchase additional
other INVESCO               shares for an
funds. You may also         existing account.
establish an                (The exchange
Automatic Monthly           minimum is $250 for
Exchange service            purchases requested
between two INVESCO         by telephone.)
funds; call IFG for
further details and
the correct form.
================================================================================

      Your order to purchase shares of a Fund will not begin earning dividends or other distributions until either your payment can be converted into available federal funds under regular banking procedures or, if you are acquiring shares in an exchange from another INVESCO fund, the Fund receives the proceeds of the exchange. Checks normally are converted into federal funds (moneys held on deposit within the Federal Reserve System) within two or three business days after we receive them, although this period may be longer for checks drawn on banks that are not members of the Federal Reserve System.

      Exchange Policy. You may exchange your shares in a Fund for those in another INVESCO fund, on the basis of their respective net asset values at the time of the exchange. Before making any exchange, be sure to review the prospectuses of the funds involved and consider their differences.

      Please note these policies regarding exchanges of fund shares:

      (1)   The fund accounts must be identically registered.

      (2) You may make four exchanges out of each fund during each calendar year.

      (3) An exchange is the redemption of shares from one fund followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, your account is tax-deferred).

      (4) The Funds reserve the right to reject any exchange request, or to modify or terminate the exchange policy, when it is in the best interests of the Fund and its shareholders. Notice of all such modifications or termination will be given at least 60 days prior to the effective date of the change in privilege, except in unusual instances (such as when redemptions of the exchanged shares are suspended under Section 22(e) of the Investment
            Company Act of 1940, or when sales of the fund into which you are exchanging are temporarily stopped).

      Distribution Expenses. Each Fund is authorized under a Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") to use its assets to finance certain activities relating to the distribution of its shares to investors. Under the Plan, monthly payments may be made by each Fund to IDI to permit IDI, at its discretion, to engage in certain activities, and provide certain services approved by the board of directors in connection with the distribution of each Fund's shares to investors. These activities and services may include the payment of compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in a Fund) to securities dealers and other financial institutions and organizations, which may include IDI-affiliated companies, to obtain various distribution-related and/or administrative services for the Funds. Such services may include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning a Fund and their transactions with a Fund.

      In addition, other permissible activities and services include advertising, the preparation, printing and distribution of sales literature, printing and distribution of prospectuses to prospective investors and such other services and promotional activities for the Funds as may from time to time be agreed upon by the Company and its board of directors, including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of IDI or its affiliates or by third parties.

      Under the Plan, the Company's payments to IDI on behalf of each Fund are limited to an amount computed at an annual rate of 0.25% of each Fund's average net assets. IDI is not entitled to payment for overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits for the personnel of IDI or IFG whose primary responsibilities involve marketing shares of the INVESCO Funds, including the Funds. Payment amounts by each Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls. Therefore, any obligations incurred by IDI in excess of the limitations described above will not be paid by the Funds under the Plan, and will be borne by IDI. In addition, IDI and its affiliates may from time to time make additional payments from its revenues to securities dealers and other financial institutions that provide distribution- related and/or administrative services for the Funds. No further payments will be made by the Funds under the Plan in the event of its termination. Also, any payments made by the Funds may not be used to finance directly the distribution of shares of any other fund of the Company or other mutual fund advised by IFG. Payments made by each Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate. For more information see "How Shares Can Be Purchased -- Distribution Plan" in the Statement of Additional Information.

FUND SERVICES

      Shareholder Accounts. IFG will maintain a share account that reflects your current holdings. Share certificates will be issued only upon specific request. You will have greater flexibility to conduct transactions if you do not request certificates.

      Transaction Confirmations. You will receive detailed confirmations of individual purchases, exchanges, and redemptions. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions will be confirmed on your quarterly Investment Summary.

      Investment Summaries. Each calendar quarter, shareholders receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of their INVESCO funds.

      Reinvestment of Distributions. Dividends and capital gain distributions are automatically reinvested in additional fund shares at the NAV on the ex-dividend date, unless you choose to have dividends and/or other distributions automatically reinvested in another INVESCO fund or paid by check (minimum of $10.00).

      Telephone Transactions. All shareholders may exchange and redeem shares of the Funds by telephone, unless they expressly decline these privileges. By signing the new account Application, a Telephone Transaction Authorization Form, or otherwise using these privileges, the investor has agreed that, if a Fund has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, it will not be liable for following telephoned instructions that it believes to be genuine. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions.

      Retirement Plans and IRAs. Shares of the Funds may be purchased for Individual Retirement Accounts ("IRAs") and many types of tax-deferred retirement plans. IFG can supply you with information and forms to establish or transfer your existing plan or account.

HOW TO SELL SHARES

      The following chart shows several convenient ways to redeem your Fund shares. Shares of the Funds may be redeemed at any time at their current NAV next determined after a request in proper form is received at the Fund's office. The NAV at the time of the redemption may be more or less than the price you paid to purchase your shares, depending primarily upon a Fund's investment performance.

      Please specify from which fund you wish to redeem shares. Shareholders have a separate account for each fund in which they invest.

                              HOW TO SELL SHARES
--------------------------------------------------------------------------------
Method                      Minimum Redemption         Please Remember
--------------------------------------------------------------------------------
By Telephone
Call us toll-free           $250 (or, if less,         This option is not
at 1-800-525-8085.          full liquidation of        available for
                            the account) for a         shares held in
                            redemption check;          IRAs.
                            $1,000 for a wire
                            to bank of record.
                            The maximum  amount
                            which may be redeemed
                            by telephone is generally
                            $25,000.  These telephone
                            redemption  privileges
                            may be modified or
                            terminated in the future
                            at IFG's discretion.
--------------------------------------------------------------------------------
In Writing
Mail your request           Any amount. The            If the shares to be
to INVESCO Funds            redemption request         redeemed are
Group, Inc., P.O.           must be signed by          represented by
Box 173706                  all registered             stock certificates,
Denver, CO 80217-           owners of the              the certificates
3706. You may also          account. Payment           must be sent to
send your request           will be mailed to          IFG.
by overnight                your address of
courier to 7800 E.          record or to a pre-
Union Ave., Denver,         designated bank.
CO 80237.
--------------------------------------------------------------------------------
By Exchange
Between a Fund and          $1,000 to open a           See "Exchange
another of the              new account; $50           Policy" page 35.
INVESCO funds. Call         for written
1-800-525-8085 for          requests to
prospectuses of             purchase additional
other INVESCO               shares for an
funds. You may also         existing account.
establish an                (The exchange
automatic monthly           minimum is $250 for
exchange service            exchanges requested
between two INVESCO         by telephone.)
funds; call IFG for
further details and
the correct form.

--------------------------------------------------------------------------------
Periodic Withdrawal
Plan
You may call us to          $100 per payment,          You must have at
request the                 on a monthly or            least $10,000 total
appropriate form            quarterly basis.           invested with the
and more                    The redemption             INVESCO funds, with
information at 1-           check may be made          at least $5,000 of
800-525-8085.               payable to any             that total invested
                            party you                  in the fund from
                            designate.                 which withdrawals
                                                       will be made.
--------------------------------------------------------------------------------
Payment To Third
Party
Mail your request           Any amount.                All registered
to INVESCO Funds                                       owners of the
Group, Inc., P.O.                                      account must sign
Box 173706                                             the request, with a
Denver, CO 80217-                                      signature guarantee
3706.                                                  from an eligible
                                                       guarantor financial
                                                       institution, such
                                                       as a commercial
                                                       bank or recognized
                                                       national or
                                                       regional securities
                                                       firm.
================================================================================

      While the Funds will attempt to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by phone.

      Payments of redemption proceeds will be mailed within seven days following receipt of the redemption request in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the New York Stock Exchange or during an emergency as defined by the Securities and Exchange Commission. If your shares were purchased by a check which has not yet cleared, payment will be made promptly upon clearance of the purchase check (which will take up to 15 days).

      If you participate in EasiVest, the Fund's automatic monthly investment program, and redeem all of the shares in your account, we will terminate any further EasiVest purchases unless you instruct us otherwise.

      Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the Funds reserve the right to redeem all shares in such account, in which case the account would be involuntarily liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.

TAXES, DIVIDENDS AND OTHER DISTRIBUTIONS

     Taxes. Each Fund intends to distribute to shareholders all of its net investment income, net capital gains and net gains from foreign currency transactions, if any, in order to continue to qualify for tax treatment as a regulated investment company. Thus, the Funds do not expect to pay any federal income or excise taxes.

      Unless shareholders are exempt from income taxes, they must include all dividends and other distributions in taxable income for federal, state and local income tax purposes. Dividends and other distributions are taxable whether they are received in cash or automatically reinvested in shares of the Fund or another fund in the INVESCO group.

      Net realized capital gains of the Fund are classified as short-term and long-term gains depending upon how long the Fund held the security that gave rise to the gains. Short-term capital gains are included in income from dividends and interest as ordinary income and are taxed at the taxpayer's marginal tax rate. The Taxpayer Relief Act of 1997 (the "Tax Act"), enacted in August 1997, changed the taxation of long-term capital gains by applying different capital gains rates depending on the taxpayer's holding period and marginal rate of federal income tax. Long-term gains realized on the sale of securities held for more than one year but not for more than 18 months are taxable at a rate of 28%. This category of long-term gains is often referred to as "mid-term" gains but is technically termed "28% rate gains". Long-term gains realized on the sale of securities held for more than 18 months are taxable at a rate of 20%. The Tax Act, however, does not address the application of these rules to distributions of net capital gain (excess of long-term capital gain over short-term capital losses) by a regulated investment company, including whether such distributions may be treated by its shareholders in accordance with the Fund's holding period for the assets it sold that generated the gain. The application of the new capital gain rules must be determined by further legislation or future regulations that are not available as this Prospectus is being prepared. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax advisers as to the effect of the Tax Act on distributions by the Funds of net capital gain.

      Shareholders also may realize capital gains or losses when they sell their Fund shares at more or less than the price originally paid. Capital gain on shares held for more than one year will be long-term capital gain, in which event it will be subject to federal income tax at the rates indicated above.

      The Fund may be subject to withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund.

      Individuals and certain other non-corporate shareholders may be subject to backup withholding of 31% on dividends, capital gain and other distributions and redemption proceeds. Unless you are subject to backup withholding for other reasons, you can avoid backup withholding on your Fund account by ensuring that we have a correct, certified tax identification number.

      We encourage you to consult a tax adviser with respect to these matters. For further information see "Dividends, Other Distributions and Taxes" in the Statement of Additional Information.

     Dividends and Other Distributions. Each Fund earns ordinary or net investment income in the form of interest on its investments. Dividends paid by each Fund will be based solely on the income earned by it. Each Fund's policy is to distribute substantially all of this income, less Fund expenses, to shareholders. Dividends from net investment income are declared daily and paid monthly at the discretion of the Company's board of directors. Dividends are automatically reinvested in additional shares of the Fund at the net asset value on the ex-dividend date unless otherwise requested.

      In addition, each Fund realizes capital gains and losses when it sells securities for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, together with gains, if any, realized on foreign currency transactions, are distributed to shareholders at least annually, usually in December. Capital gain distributions are automatically reinvested in additional shares of a Fund at the net asset value on the ex-dividend date unless otherwise requested.

     Dividends and other distributions are paid to holders of shares on the record date of distribution regardless of how long the Fund shares have been held by the shareholder. The Fund's share price will then drop on the ex-dividend date by the amount of the distribution. If a shareholder purchases shares immediately prior to the distribution, the shareholder will, in effect, have "bought" the distribution by paying the full purchase price, a portion of which is then returned in the form of a taxable distribution.

ADDITIONAL INFORMATION

      Voting Rights. All shares of the Company have equal voting rights based on one vote for each share owned and a corresponding fractional vote for each fractional share owned. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Company or as may be required by applicable law or the Company's Articles of Incorporation, the board of directors will call special meetings of shareholders. Directors may be removed by action of the holders of a majority of the outstanding shares of the Company. The Company will assist shareholders in communicating with other shareholders as required by the Investment Company Act of 1940.

APPENDIX -- RATINGS SERVICES

      There  are  several   independent   ratings  services  that  analyze  debt
obligations and preferred stock issued by corporations. The two most frequently used services are Moody's and S&P.

      The chart below shows the various ratings used by each service for the categories of bonds and preferred stock in which the Funds may invest. There are additional refinements to each rating system: Moody's may use the modifier 1 to indicate that the security ranks in the higher end of its generic ratings category; modifier 2 indicates a mid-range rank, and 3 indicates the issue ranks at the lower end of its category. Similarly, S&P may use a + or - sign to indicate a security's relative standing within its generic category. For a further discussion of risks associated with the Funds, see "Investment Policies and Risks" and "Investment Practices" in the Statement of Additional Information.

--------------------------------------------------------------------------------
Moody's         S&P            Bond Description
--------------------------------------------------------------------------------
Aaa             AAA            Highest quality, often referred to as
                               "gilt edged." Carries the smallest
                               degree of investment risk: Interest
                               payments are protected by a larger or
                               exceptionally stable margin and
                               principal is secure.
--------------------------------------------------------------------------------
Aa              AA             High quality or high grade. Margins of
                               protection may be smaller than those
                               above, or fluctuation of protective
                               elements may be of greater amplitude.
                               Other elements may be present which
                               make long-term risks somewhat larger
                               than in Aaa or AAA securities.
--------------------------------------------------------------------------------
A               A              Upper medium-grade obligations.
                               Adequate to strong capacity to pay
                               principal and interest, but somewhat
                               more susceptible to adverse effects of
                               changes in circumstances and economic
                               conditions.
--------------------------------------------------------------------------------
Baa             BBB            Medium-grade obligations. Neither
                               highly protected nor poorly secured.
                               Interest and principal security
                               currently appear adequate, but certain
                               protective elements may be lacking or
                               characteristically unreliable over the
                               longer-term. May have speculative
                               characteristics.

Ba              BB             Speculative, but less near-term
                               vulnerability to default than those
                               below. These bonds face major ongoing
                               uncertainties or exposure to adverse
                               business, financial or economic
                               conditions that could lead to
                               inadequate capacity to make timely
                               interest and principal payments.
--------------------------------------------------------------------------------
B               B              Generally lack characteristics of a
                               desirable investment. Greater
                               vulnerability to default: currently
                               have capacity to meet timely interest
                               and principal payments, but assurance
                               of payments over any extended period of
                               time may be small, and/or other terms
                               of the bond contract may be in
                               jeopardy.
-------------------------------------------------------------------------------
Caa             CCC            Bonds in poor standing. These bonds may be in
                               default or  there  may be  present  elements  of
                               danger with respect to principal or interest.
--------------------------------------------------------------------------------
aaa             AAA            Top-quality. Good asset protection and
                               extremely strong capacity for dividend
                               payment.
--------------------------------------------------------------------------------
aa              AA             High-grade. Offers reasonable assurance
                               that earnings and asset protection will
                               remain relatively well-maintained in
                               the foreseeable future.
--------------------------------------------------------------------------------
a               A              Upper medium-grade. Earnings and asset
                               protection are expected to remain at
                               adequate levels.
--------------------------------------------------------------------------------
baa             BBB            Medium-grade. Neither highly protected
                               nor poorly secured. Backed by adequate
                               capacity to maintain dividend payments,
                               but susceptible to adverse economic
                               conditions or changing circumstances.
--------------------------------------------------------------------------------
ba              BB             Has speculative elements and its future
                               is not well assured.  Earnings and
                               asset protection may be very moderate
                               and not well safeguarded during adverse
                               periods.
--------------------------------------------------------------------------------
b               B              Lacks the characteristics of a
                               desirable investment. Assurance of
                               dividend payments over any extended
                               period of time may be small.

================================================================================

                              INVESCO INCOME FUNDS

                              Select Income Fund
                              High Yield Fund
                              U.S. Government Securities Fund
                              Short-Term Bond Fund

                              No-load mutual funds seeking a high level of current income from investing in fixed-income securities.

                              PROSPECTUS
                              January 1, 1998

INVESCO FUNDS

INVESCO Distributors, Inc.,
Distributor
Post Office Box 173706
Denver, Colorado  80217-3706

1-800-525-8085
PAL(R), 1-800-424-8085
http://www.invesco.com

In Denver, visit one of our convenient Investor Centers:
Cherry Creek,
155-B Fillmore Street
Denver Tech Center,
7800 East Union Avenue,
Lobby Level

In addition, all documents filed by the Company with the Securities and Exchange Commission can be located on a web site maintained by the Commission at http://www.sec.gov.

STATEMENT OF ADDITIONAL INFORMATION
^ January 1, 1998


                          INVESCO INCOME FUNDS, INC.
                        Four no-load portfolios seeking
                        a high level of current income

Address:                                  Mailing Address:

7800 E. Union Avenue                      Post Office Box 173706
Denver, Colorado  80237                   Denver, Colorado  80217-3706

                                  Telephone:
                      In continental U.S., 1-800-525-8085
--------------------------------------------------------------------------------


      INVESCO INCOME FUNDS, INC., (the "Company") is a diversified, managed, no-load ^ investment management company currently consisting of four separate portfolios of investments: INVESCO Select Income Fund (the "Select Income Fund"), INVESCO High Yield Fund (the "High Yield Fund"), INVESCO U.S. Government Securities Fund (the "U.S. Government Securities Fund"), and INVESCO Short-Term Bond Fund (the "Short-Term Bond Fund") (collectively, the "Funds" and individually, a "Fund"). The investment objective of each Fund is to provide investors with as high a level of current income as is consistent with the risk involved in investing in the types of securities in which each Fund invests. Potential capital appreciation is a factor in the selection of investments, but is secondary to ^ the Select Income, High Yield and U.S. Government Funds' primary objective. Investors may purchase shares of any or all Funds. Additional Funds may be added in the future.

                         INVESCO  SELECT  INCOME FUND
     The ^ Select Income Fund seeks to achieve its investment objective through the investment of substantially all of its assets in bonds and other debt securities. It is anticipated that at least 50% of such securities will be rated in medium and higher categories by an established rating service.

                            INVESCO HIGH YIELD FUND
      The ^ High Yield Fund seeks to achieve its investment objective through the investment of substantially all of its assets in bonds and other debt securities and in preferred stock. Such securities ordinarily include those rated in lower categories by established rating services.

                    INVESCO U.S. GOVERNMENT SECURITIES FUND

     The ^ U.S. Government Securities Fund seeks to achieve its investment objective by investing in bonds and other debt obligations issued or guaranteed by the U.S. Government or its agencies^ or instrumentalities and in repurchase agreements and futures contracts with respect thereto. ^ INVESCO SHORT-TERM BOND FUND The ^ Short-Term Bond Fund (the "Fund") seeks to achieve the highest level of current income as is consistent with minimum fluctuation in principal value and with liquidity. The Fund invests primarily in short-term debt securities (having maturities of 3 years or less) and intermediate-term debt securities (having maturities of 3 to 10 years) and maintains a diversified portfolio with a dollar-weighted average maturity of not more than three years. The Fund pursues its investment objective by investing in a variety of debt securities consistent with the policies of this Fund.



      ^ A Prospectus for the Funds dated January 1, ^ 1998 which ^ provides the basic information you should know before investing in ^ the Funds may be obtained without charge from INVESCO ^ Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706. This Statement of Additional Information is not a Prospectus, but contains information in addition to and more detailed than that set forth in ^ the Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus.

Investment Adviser ^: INVESCO FUNDS GROUP, INC.
Distributor: INVESCO DISTRIBUTORS, INC.

                               TABLE OF CONTENTS                          Page
                                                                          ----


INVESTMENT POLICIES AND RESTRICTIONS........................................49

THE FUNDS AND THEIR MANAGEMENT..............................................62

HOW SHARES CAN BE PURCHASED.................................................76

HOW SHARES ARE VALUED.......................................................80

FUND PERFORMANCE............................................................81

SERVICES PROVIDED BY THE FUND...............................................84

TAX-DEFERRED RETIREMENT PLANS...............................................85

HOW TO REDEEM SHARES........................................................86


DIVIDENDS, ^ OTHER DISTRIBUTIONS AND TAXES..................................86


INVESTMENT PRACTICES........................................................89

ADDITIONAL INFORMATION......................................................92


APPENDIX - GNMA CERTIFICATES^ AND FUTURES CONTRACTS.........................97

INVESTMENT POLICIES AND RESTRICTIONS


      As discussed in ^ the Prospectus in the sections entitled "Investment Objective and Strategy" and "Investment Policies and Risks," the ^ Select Income Fund and ^ High Yield Fund may invest in bonds and other debt securities. Such securities include corporate bonds and debentures (including convertible issues), equipment trust certificates and promissory notes, and, where the yields are competitive with those of corporate debt securities, obligations issued or guaranteed by the U.S. government or its agencies, and obligations of any state, municipality or political subdivision thereof. Generally, corporate bonds and equipment trust certificates are secured obligations, whereas debentures and notes are unsecured. In addition, the ^ High Yield Fund may invest in preferred stock. Preferred stock generally entitles holders thereof to certain preferences in payment of dividends and assets in priority to holders of common stock. As discussed in ^ the Prospectus, the ^ Short-Term Bond Fund may invest in investment- grade debt securities of all types in any proportion. The U.S. Government Securities Fund may invest in government and government agency or government instrumentality debt securities (including mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises).

      Subject to complying with applicable investment policies, in recognition of changing fiscal policies and economic conditions, each of the Funds may vary the proportions of its holdings in intermediate, long-term, and short-term obligations, and they may dispose of any such securities prior to maturity and reinvest on the basis of yield disparities. The value of the debt securities in each of the Funds will vary inversely with changes in prevailing interest rates. Thus, when interest rates decline, the market value of a portfolio security already invested at higher yields can be expected to rise if such security is protected against early call. Conversely, when interest rates increase, the market value of a portfolio security already invested at lower yields can be expected to decline. When it appears to the Funds' investment adviser or sub-adviser that interest rates may change, the composition of ^ a Fund's portfolio may be adjusted should such anticipated changes offer the opportunity to further ^ its investment objectives.

      Foreign Securities. As discussed in the ^ Prospectus in the section entitled "Investment Policies And Risks -- Foreign Securities," the Select Income Fund, ^ Short-Term Bond Fund and ^ High Yield Fund^ may invest up to 25% of their respective total assets, at the time of purchase, in foreign securities; securities of Canadian issuers are not subject to this limitation. There is generally less publicly available information, reports and ratings about foreign companies and other foreign issuers than that which is available about companies and issuers in the United States. Foreign issuers are also generally subject to fewer uniform accounting and auditing and financial reporting standards, practices, and requirements as compared to those applicable to United States issuers.

      For U.S. investors, the returns on foreign debt securities are influenced not only by the returns on the foreign investments themselves, but also by currency fluctuations. That is, when the U.S. dollar generally rises against foreign currencies, returns on foreign securities for a U.S. investor may decrease. By contrast, in a period when the U.S. dollar generally declines, those returns may increase. The Select Income and High Yield Funds attempt to minimize these risks by limiting their investments in foreign debt securities to those which are denominated and pay interest in U.S.
dollars.


      The investment adviser or sub-adviser will normally purchase foreign securities in over-the-counter markets or on exchanges located in the countries in which the respective principal offices of the issuers of the various debt securities are located, as such markets or exchanges are generally the best available market for foreign securities. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the ^ Funds will endeavor to achieve the most favorable net results on ^ their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers in foreign countries than in the United States.

      With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets ^, political or social instability, or diplomatic developments which could affect ^ the Funds' investments in those countries. Moreover, the economies of foreign ^ countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position.


      The interest payable on certain foreign debt securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the shareholders of these Funds.


      Illiquid and 144A Securities. As discussed in the section of the Prospectus entitled "Investment Policies and Risks," the High Yield Fund may invest in securities that are illiquid because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, they are not readily marketable. However, the

High Yield Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction. Investments in illiquid securities involve certain risks to the extent that the High Yield Fund may be unable to dispose of such a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the High Yield Fund might have to bear the expense and incur the delays associated with effecting registration.

      Each Fund also may invest in restricted securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") (hereinafter referred to as "Rule 144A Securities"), if a liquid institutional trading market exists. The Company's board of directors has delegated to Fund Management the authority to determine the liquidity of Rule 144A Securities pursuant to guidelines approved by the board.

      In recent years, a large institutional market has developed for Rule 144A Securities. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Institutional markets for Rule 144A Securities may provide both readily ascertainable values for Rule 144A Securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by a Fund, however, could adversely affect the marketability of such security and the Fund might be unable to dispose of such security promptly or at reasonable prices.

      Euro/Yankee Bonds. The Select Income, High Yield and Short- Term Bond Funds may invest in dollar-denominated bonds issued by foreign branches of domestic banks ("Eurobonds") and dollar-denominated bonds issued by a U.S. branch of a foreign bank and sold in the United States ("Yankee bonds"). Investments in Eurobonds and Yankee bonds entail certain risks similar to investments in foreign securities in general. For information on these risks see "Investment Policies and Risks" in the Prospectus.

      When-Issued and Delayed Delivery Securities. As discussed in the section of ^ the Funds' Prospectus entitled "Investment Policies and Risks," the Funds may purchase and sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities (normally, debt obligations of issuers eligible for investment by the Funds) are purchased or sold by the Funds with payment and delivery takingplace in the future in order to secure what is considered to be an advantageous price and yield. However, the yield on a comparable security available when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. When the Funds engage in when-issued and delayed delivery transactions, they rely on the seller or buyer, as the case may be, to consummate the sale. Failure to do so may result in the Funds missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions may generally be expected to settle within one month from the date ^ a transaction is entered into, but in no event later than 90 days^ after the transaction date. No payment or delivery is made by the Funds until they receive delivery or payment from the other party to the transaction. However, when a Fund purchases a security on a when- issued or delayed delivery basis, it assumes the risk that the market price of the security may fluctuate between the date of purchase and the date of delivery.


      To the extent that a Fund remains substantially fully invested at the same time that it has purchased when-issued securities, as it would normally expect to do, there may be greater fluctuations in its net assets than if the Fund sets aside cash to satisfy its purchase commitments.


      When a Fund purchases securities on a when-issued basis, it will maintain in a segregated account ^ cash or liquid securities having an aggregate value equal to the amount of such purchase commitments, until payment is made. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Fund's purchase commitments.

      Repurchase Agreements. As discussed in ^ the section of the Funds' Prospectus entitled "Investment Policies And Risks," the Funds may invest in repurchase agreements with commercial banks, registered brokers-dealers and registered government securities dealers that are deemed creditworthy under standards established by the Fund's board of directors. A repurchase agreement is an agreement under which ^ a Fund acquires a debt instrument (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by the Funds and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by ^ a Fund must have a total value ^ at least equal to the value of the repurchase agreement (including accrued interest earned thereon) and are held as collateral by the ^ Fund's custodian bank until the repurchase agreement is completed. ^ The High Yield Fund ^ may enter into a repurchase agreement maturing in more than seven days if as a result no more than 10% of the High Yield Fund's net assets would be invested in such repurchase agreements and other illiquid securities.

      The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the ^ Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the ^ Fund not within the control of the ^ Fund and therefore the obtainment by the ^ Fund of such collateral may automatically be stayed. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While ^ Fund Management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

      ^ Lending of Securities. As described in the section of the Funds' Prospectus entitled "Investment Policies And Risks," the Funds may lend their portfolio securities to qualified brokers, dealers, banks, or other financial institutions. This practice permits the Funds to earn income which, in turn, can be invested in additional securities to pursue the Funds' investment objectives. Loans of securities by the Funds will be collateralized by cash, letters of credit or securities issued or guaranteed by the U. S. government or its agencies equal to at least 100% of the current market value of the loaned securities, determined on a daily basis. Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. The ^ Adviser and Sub-Adviser monitor the creditworthiness of borrowers in order to minimize such risks. A Fund will not lend any security if, as a result of such loan, the aggregate value of securities then on loan would exceed 33-1/3% of the Fund's net assets (taken at market value). While voting rights may pass with the loaned securities, if a material event (e.g., proposed merger, sale of assets, or liquidation) is to occur affecting an investment on loan, the loan must be called and the securities voted. Loans of securities made by ^ a Fund will comply with all ^ applicable regulatory requirements^.


      At the present time, a Fund may pay reasonable negotiated finder fees in connection with loaned securities, so long as such fees are set forth in a written contract and are in compliance with guidelines with respect to such fees established by the investment company's directors or trustees.


^


     U.S. Government Obligations. These securities consist of treasury bills, treasury notes, and treasury bonds, which differ only in their interest rates, maturities, and dates of issuance.

Treasury bills have a maturity of one year or less. Treasury notes generally have a maturity of one to ten years, and treasury bonds generally have maturities of more than ten years. As discussed in each Fund's Prospectus, U.S. government obligations also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government.

      Some  obligations  of  United  States  government   agencies,   which  are
established under the authority of an act of Congress, such as Government National Mortgage Association (GNMA) participation certificates, are supported by the full faith and credit of the United States Treasury. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans -- issued by lenders such as mortgage bankers, commercial banks and savings and loan associations -- are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the United States government. The market value of GNMA Certificates is not guaranteed. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the Certificate. Upon receipt, principal payments will be used by each Fund to purchase additional securities under its investment objective and investment policies.


      Other United States government obligations, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury to repay its obligations. Still others, such as bonds issued by the Federal National Mortgage Association, a federally chartered private corporation, are supported only by the credit of the instrumentality, although the underlying mortgage may be guaranteed as to principal and interest.


      Obligations of Domestic Banks. These obligations consist of certificates of deposit ("CDs") and bankers' acceptances issued by domestic banks (including their foreign branches) having total assets in excess of $5 billion, which meet the Funds' minimum rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. Domestic bank, and, as such, the credit is deemed to be that of the domestic bank.

      Bankers' acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank's "acceptance") to pay at maturity a draft which has been drawn on it by a customer (the "drawer"). These instruments are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount.

      Commercial Paper. These obligations are short-term promissory notes issued by domestic corporations to meet current working capital requirements. Such paper may be unsecured or backed by a bank letter of credit. Commercial paper issued with a letter of credit is, in effect, "two party paper," with the issuer directly responsible for payment, plus a bank's guarantee that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. Commercial paper is sold either as interest-bearing or on a discounted basis, with maturities not exceeding 270 days.


      Futures Contracts. As discussed in the ^ Prospectus, the ^ U.S. Government Securities ^ and ^ Short-Term Bond ^ Funds may engage in buying and selling interest rate futures contracts; however, the ^ U.S. Government Securities Fund may buy and sell only interest rate futures contracts relating to U.S. government securities ("Government Securities Futures"). This limitation on this Fund's engaging in interest rate futures contracts to those relating to U.S. government securities is a fundamental policy which may be changed only by holders of a majority, as defined in the ^ Investment Company Act of 1940 (the "1940 Act"), of the Fund's outstanding shares. The ^ Short-Term Bond Fund may engage in buying and selling interest rate futures contracts relating to the debt securities in which it invests for the purpose of hedging the value of its securities portfolio. The U.S. Government Securities ^ and Short-Term Bond Funds have no other fundamental policies as to their use of futures contracts and thus no fundamental policy as to a percentage limit thereon; however, see below for limitations relating to the Commodity Futures Trading Commission (the "CFTC") and a percentage restriction adopted by the board of directors.

      In connection with hedging (a "long futures position"), the ^ U.S. Government Securities ^ and Short-Term Bond ^ Funds, respectively, would take a long futures position with the intention of doing so as a temporary substitute for the purchase of long-term U.S. government securities, and any debt securities in which the Short-Term Bond Fund invests, which may then be purchased in an orderly fashion. These Funds expect that they would, in the ordinary course, purchase such long-term securities upon termination of the long futures position a substantial majority of the time, but under unusual market conditions, a long futures position may be terminated without the corresponding purchase of long-term U.S. government securities or other long-term debt securities. These Funds will deposit in a segregated account with their custodian bank U.S. government securities maturing in one year or less, or cash, in an amount equal to the fluctuating market value of long futures contracts they have purchased, less any margin deposited on their long position. They may hold cash or acquire such government securities for the purpose of making these deposits.

      The "sale" of a Government Securities Future by the ^ U.S. Government Securities Fund^ or "sale" of a debt security future by the ^ Short-Term Bond Fund^ means the acquisition by these Funds of an obligation to deliver the related U.S. government securities or other debt securities (i.e., those called for by the contract) at a specified price on a specified date. The "purchase" of a Government Securities Future by the ^ U.S. Government Securities Fund^ or "purchase" of a debt security future by the ^ Short-Term Bond Fund^ means the acquisition by these Funds of an obligation to acquire the related U.S.
government securities or other debt securities at a specified price on a specified date.

      Unlike when the ^ U.S. Government Securities Fund purchases or sells a U.S. government security, or when the ^ Short-Term Bond Fund purchases or sells a debt security, no price is paid or received by these Funds upon the purchase or sale of a Government Securities Future or a debt security future. Initially, these Funds will be required to deposit with the futures commission merchant (the "broker") an amount of cash or U.S. Treasury Bills equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying U.S. ^ Government Securities Future or debt securities future fluctuates, making the Government Securities Future or debt security future more or less valuable, a process known as ^ marking to ^ market. Changes in variation margin are recorded by these Funds as unrealized gains or losses. Initial margin payments will be deposited in the Company's custodian bank in an account registered in the broker's name; access to the assets in that account may be made by the broker only under specified conditions. At any time prior to expiration of the Government Securities Future or debt security future, ^ a Fund may elect to close the position by taking an opposite position which will operate to terminate the Funds' position on the Government Securities Future or debt security future. A final determination of variation margin is then made, additional cash is required to be paid by or released to these Funds, and the Funds realize a loss or a gain. Although Government Securities Futures or debt security futures by their terms call for the actual delivery or acquisition of the related U.S. government securities or debt securities, in most cases the contractual obligation is so fulfilled without having to make or take delivery of the related U.S. government securities or debt securities. These Funds do not intend to make or take delivery of these securities. All transactions in the futures markets, including transactions in Government Securities Futures or debt security futures, are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded.

      One risk in employing Government Securities Futures or debt security futures to attempt to protect against the price volatility of the U.S. government securities or debt securities held in the ^ U.S. Government
Securities  Fund or ^ Short-Term  Bond Fund is the  prospect  that the prices of

Government Securities Futures or debt security futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of ^ a Fund's U.S. government securities or debt securities. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the security being hedged. Such equal price changes are not always possible because the investment underlying the hedging instrument may not be the same investment that is being hedged. The adviser or sub-adviser will attempt to create a closely correlated hedge, but hedging activity may not be completely successful in eliminating market value fluctuation. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, may be subject to distortions in the following manners. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close future contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest trends by the adviser may still not result in a successful transaction.

      Another risk is that the adviser or sub-adviser would be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. For example, if the ^ U.S. Government Securities Fund sold a Government Securities Future, or the ^ Short-Term Bond Fund sold a debt security future in anticipation of an increase in interest rates, and then interest rates went down instead, these Funds would lose money on the sale. Any gains or losses on futures transactions will not be tax-exempt.

      The use of futures to attempt to protect against the market risk of a decline in the value of portfolio securities is referred to as having a "short futures position." The use of futures to attempt to protect against the market risk that portfolio securities are not fully included in an increase in value is referred to as having a "long futures position." The ^ U.S. Government Securities ^ and ^ Short-Term Bond Fund must operate within certain restrictions as to their long and short positions in futures under a rule (the "CFTC Rule") adopted by the CFTC under the Commodity Exchange Act (the "CEA") to be eligible for the exclusion provided by the CFTC Rule from registration by these Funds with the CFTC as a "commodity pool operator" (as defined under the CEA), and they must represent to the CFTC that they will operate within such restrictions.

Under these restrictions, these Funds will not, as to any positions, whether long, short or a combination thereof, enter into futures for which the aggregate initial margins exceed 5% of this fair market value of the Funds' assets. ^

      Although these Funds have no fundamental policy restricting the use of futures, the Company's board of directors has adopted a restriction that the aggregate market value of the Futures Contracts the ^ U.S. Government Securities Fund or the ^ Short-Term Bond Fund holds ^ cannot exceed 20% of the market value of the respective Fund's total assets. This restriction would not be changed by the Company's board of directors without considering the policies and concerns of federal and state regulatory agencies.


Investment Restrictions


      As described in ^ the section of the Funds' Prospectus entitled "Investment Policies And Risks," the Funds operate under ^ investment restrictions ^. These restrictions are fundamental and may not be changed with respect to a particular Fund without the prior approval of the holders of a majority, as defined in the 1940 Act, of the outstanding voting securities of that Fund. For purposes of the ^ Funds' investment restrictions and their investment policies, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from a Fund.


Under these fundamental investment restrictions, each Fund may not:

      (1)  sell short or buy on margin;


      (2) mortgage, pledge or hypothecate portfolio securities or borrow money, except from banks for temporary or emergency purposes (but not for investment) and then in an amount not exceeding 10% of the value of its total net assets. A Fund will not purchase additional securities while any borrowings on behalf of such Fund exist; provided, however, that this restriction shall not be deemed to affect the ^ U.S. Government Securities Fund's entering into futures contracts in accordance with that Fund's investment policies, or the ^ Short-Term Bond Fund's entering into futures contracts or options transactions in accordance with that Fund's investment policies.


      (3) invest in the securities of any other investment company except for a purchase or acquisition in accordance with a plan of reorganization, merger or consolidation;

      (4) purchase securities if the purchase would cause the Fund to have at the time more than 5% of the value of its total assets invested in securities of any one issuer or to own more than 10% of the outstanding voting securities of any one issuer (except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities*). For this purpose, all indebtedness of an issuer shall be deemed a single class of security;


      (5) make loans to any person, except through the purchase of debt securities in accordance with the investment policies of the Funds, or the lending of portfolio securities to broker-dealers or other institutional investors, or the entering into repurchase agreements with member banks of the Federal Reserve System, registered broker-dealers and registered government securities dealers. The aggregate value of all portfolio securities loaned may not exceed 33-1/3% of a Fund's total net assets (taken at current value). [No more than 10% of a Fund's total net assets may be invested in repurchase agreements maturing in more than seven days;]

      (6) other than the ^ U.S. Government Securities Fund entering into futures contracts or the ^ Short-Term Bond Fund entering into futures contracts or options transactions in accordance with those Funds' investment policies, buy or sell commodities, commodity contracts or real estate (however, securities of companies investing in real estate may be purchased);


      (7) invest in any company for the purpose of exercising control or management;


      (8) other than the ^ High Yield Fund, buy other than readily marketable securities;


      (9)  engage in the underwriting of any securities;

      (10) purchase securities of any company in which any officer or director of the Fund or of its investment adviser beneficially owns more than 1/2 of 1% of the outstanding securities or in which all of the officers or directors of the Fund and its investment adviser, as a group, own more than 5% of such securities;


      (11) purchase equity securities; provided, however, that the ^ High Yield Fund may purchase convertible and non-convertible preferred stock. This shall not be deemed to prohibit the acquisition of equity securities resulting from the ownership of debt securities, as, for example, the conversion of convertible bonds or an exchange in connection with a corporate reorganization;

      (12) other than the ^ High Yield Fund, purchase the securities of any issuer having a record, together with predecessors, of less than three years continuous operation;

      (13) buy or sell oil, gas or other mineral interest or exploration programs;


      (14) participate on a joint or joint and several basis in any securities trading account, or purchase warrants, or, except for the ^ Short-Term Bond Fund, write, purchase or sell puts, calls, straddles or any other option contract or combination thereof;

      (15) other than the High Yield Fund, enter into repurchase agreements maturing in more than seven days if, as a result, such repurchase agreements, together with securities for which there are no readily available market quotations, would constitute more than 10% of that Fund's total net assets;

      (16) ^ invest more than 25% of that Fund's total ^ assets in any one industry, excluding government securities. Telephone utilities, water, gas, and electric utilities shall be considered separate industries.


      *If an entity, other than the U.S. government, its agencies or instrumentalities, guarantees a security, such guarantee is considered a separate security which must be valued and included in the five percent limitation, subject to those exceptions allowed by Rule 5b-2 under the 1940 Act.


      In addition to the above restrictions, a fundamental policy of ^ each Fund is not to invest more than 25% of ^ its total ^ assets (taken at market value at the time of each investment) in the securities of issuers in any one industry. In applying this restriction, the Funds use ^ a modified S&P industry code classification schema which uses various sources to classify.


      In applying restriction (8) above, the Funds also include illiquid securities (those which cannot be sold in the ordinary course of business within seven days at approximately the valuation given to them by the Fund) among the securities subject to the limitations of that paragraph. The Company's board of directors has delegated to the Funds' investment adviser the authority to determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and that such securities are not subject to the Funds' limitations on investing in illiquid securities or securities that are not readily marketable. Under guidelines established by the board of directors, the adviser will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security, (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

      In applying restriction (11) above, the Funds consider acquisitions of equity securities as components of units which consist primarily of debt securities as permissible acquisitions resulting from the ownership of debt securities.

      In applying restriction (14) above, the Funds consider warrants acquired as components of units consisting primarily of debt securities to be permissible investments as contemplated by restriction (11) above.


      The ^ Short-Term Bond Fund does not currently intend to buy or sell put or call options or option contracts, and will not do so until the Company's board of directors adopts an investment policy governing such purchases or sales.

^


      In addition to the foregoing, the Funds may not issue preference shares or create any funded debt. "Fund shares," the only means of participating in the ownership of a Fund, are all nonassessable, and have equal rights, within each class, as to dividends, voting power and asset value. No shareholder of a Fund, as such, has any preemptive right to purchase or subscribe for any Fund shares which may be issued; however, the board of directors, in its discretion, may extend purchase or subscription rights pro rata to all shareholders.

      Additional investment restrictions adopted by the Company on behalf of the Funds and which may be changed by the directors, at their discretion, without shareholder approval, include the following:

      (1) The High Yield Fund will not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale that offered liquidity or the absence of a readily available market. The board of directors, or the Fund's investment adviser acting pursuant to authority delegated by the board of directors, may determine that a readily available market exists for securities that are not registered under the Securities Act of 1933 but are nevertheless eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation.

            With respect to the non-fundamental investment restriction (1) above, the board of directors has delegated to the Fund's investment adviser the authority to determine whether a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and whether such securities are subject to the non- fundamental restriction (1) above. Under guidelines established by the board of directors, the adviser will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security;
            (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

      (2) The High Yield Fund will not purchase securities of any issuer (other than the U.S. government, its agencies and instrumentalities or instruments guaranteed by the U.S. government or any such agency or instrumentality) with a record of more than three years' continuous operation (including that of predecessors) with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the Fund's investments in all such issuers to exceed 5% of the Fund's total assets taken at market value at the time of such purchases.

THE FUNDS AND THEIR MANAGEMENT

     The Company. The Company was incorporated on April 2, 1993, under the laws of Maryland.


      The Investment Adviser. INVESCO Funds Group, Inc., a Delaware corporation ^("IFG"), is employed as the Company's investment adviser. ^ IFG was established in 1932 and also serves as an investment adviser to INVESCO Capital Appreciation Funds, Inc. (formerly, INVESCO Dynamics Fund, Inc.), INVESCO Diversified Funds, Inc.^, INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., INVESCO Value Trust, and INVESCO Variable Investment Funds, Inc.

     The Sub-Adviser. IFG, as investment adviser, has contracted with INVESCO Trust Company ("INVESCO Trust") ^ to provide investment advisory and research services to the Funds. INVESCO Trust has primary responsibility for providing portfolio investment management services to the Funds. INVESCO Trust, a trust company founded in 1969, is a wholly-owned subsidiary of INVESCO.

     The Distributor. Effective September 30, 1997, INVESCO Distributors, Inc. ("IDI") became the Funds' distributor. IDI, established in 1997, is a registered broker-dealer that acts as distributor for all retail mutual funds advised by IFG. Prior to September 30, 1997, IFG served as the Funds' distributor.


      IFG, INVESCO Trust and IDI are indirect wholly-owned subsidiaries of AMVESCAP ^ PLC, a publicly-traded holding company ^ that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group, Inc. that created one of the largest independent management businesses in the world with approximately $177.5 billion in assets under management. IFG was established in 1932 and as of August 31, 1997, managed 14 mutual funds, consisting of ^ 46 separate portfolios, on behalf of over ^ 854,448 shareholders. ^ AMVESCAP PLC's North American subsidiaries include the following:


     --INVESCO   Capital   Management,   Inc.   of  Atlanta,   Georgia   manages
institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds. INVESCO Capital Management, Inc. is the sole shareholder of INVESCO Services, Inc., a registered broker-dealer whose primary business is the distribution of shares of two registered investment companies.


     --INVESCO Management & Research, Inc. ^ of Boston, Massachusetts^ primarily manages pension and endowment accounts.

     --PRIMCO Capital Management, Inc. of Louisville, Kentucky^ specializes in managing stable return investments, principally on behalf of Section 401(k) retirement plans.



     --INVESCO Realty Advisors, Inc. of Dallas, Texas is responsible for providing advisory services in the U.S. real estate markets for ^ pension plans and public pension funds, as well as endowment and foundation accounts.



     --A I M Advisors, Inc. of Houston, Texas provides investment advisory and administrative services for retail and institutional mutual funds.

      --A I M Capital Management, Inc. of Houston, Texas provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-adviser to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of variable insurance companies.

     --A I M Distributors, Inc. and Fund Management Company of Houston, Texas are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

      The corporate headquarters of ^ AMVESCAP PLC are located at 11 Devonshire Square, London, ^ EC2M4YR, England.

      As indicated in the ^ Funds' Prospectus, IFG and INVESCO ^ Trust permit investment and other personnel to purchase and sell securities for their own accounts in accordance with a compliance policy governing personal investing by directors, officers and employees of IFG, INVESCO Trust and ^ their North American affiliates. The policy requires officers, inside directors, investment and other personnel of IFG, INVESCO Trust and ^ their North American affiliates to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client accounts, including the Funds.

      In addition to the pre-clearance requirement described above, the policy subjects officers, inside directors, investment and other personnel of IFG, INVESCO Trust and ^ their North American affiliates to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The provisions of the policy are administered by and subject to exceptions authorized by ^ IFG.

      Investment Advisory Agreement. ^ IFG serves as investment adviser to the Funds pursuant to an investment advisory agreement dated February 28, 1997 (the "Agreement") with the Company which was approved ^ by the board of directors on November 6, 1996, by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company or ^ IFG at a meeting called for such purpose. ^ The Agreement was approved by the Funds' shareholders on January 31, 1997, for an initial term expiring ^ February 28, 1999. Thereafter, the Agreement may be continued from year to year as to each Fund as long as each such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of ^ each Fund. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by either party, or by a

Fund with respect to that Fund, upon sixty (60) days' written notice and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.


      The Agreement provides that ^ IFG shall manage the investment portfolios of the Funds in conformity with the Funds' investment policies (either directly or by delegation to a sub-adviser, which may be a party affiliated with ^ IFG). Further, ^ IFG shall perform all administrative, internal accounting (including computation of net asset value), clerical, statistical, secretarial and all other services necessary or incidental to the administration of the affairs of the Funds excluding, however, those services that are the subject of separate agreement between the Company and ^ IFG or any affiliate thereof, including the distribution and sale of Fund shares and provision of transfer agency, dividend disbursing agency, and registrar services, and services furnished under an Administrative Services Agreement with ^ IFG discussed below. Services provided under the Agreement include, but are not limited to: supplying the Company with officers, clerical staff and other employees, if any, who are necessary in connection with the Funds' operations; furnishing office space, facilities, equipment, and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts; conducting periodic compliance reviews of the Funds' operations; preparation and review of required documents, reports and filings by ^ IFG's in-house legal and accounting staff (including the prospectus, statement of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Funds), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; supplying basic telephone service and other utilities; and preparing and maintaining certain of the books and records required to be prepared and maintained by the Funds under the 1940 Act. Expenses not assumed by ^ IFG are borne by the Funds.

      As full compensation for its advisory services to the Company, ^ IFG receives a monthly fee. The fee with respect to the ^ Select Income ^ and ^ U.S. Government Securities ^ Funds is calculated daily at an annual rate of: 0.55% of average net assets of each such Fund up to $300 million; reduced to 0.45% of average net assets of each such Fund exceeding $300 million but not exceeding $500 million; and further reduced to 0.35% of average net assets of each such Fund in excess of $500 million. The fees for the ^ High Yield ^ and ^ Short-Term Bond ^ Funds also are calculated daily but are reduced by 0.05% at each level in the above fee schedule.

^

      Sub-Advisory Agreement. INVESCO Trust serves as sub-adviser to the Funds pursuant to a sub-advisory agreement dated February 28, 1997 (the "Sub-Agreement") with ^ IFG which was approved ^ by the board of directors on November 6, 1996, by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company, ^ IFG or INVESCO Trust at a meeting called for such purpose. ^ Shareholders of the Funds approved the Sub-Advisory Agreement on January 31, 1997, for an initial term expiring ^ February 28, 1999. Thereafter, the Sub-Agreement may be continued from year to year as to each Fund as long as each such continuance is specifically approved by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of each Fund. Any such continuance also must be approved by a majority of the directors who are not parties to the Sub-Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Sub-Agreement may be terminated at any time without penalty by either party or the Company upon sixty (60) days' written notice, and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

      The Sub-Agreement provides that INVESCO Trust, subject to the supervision of ^ IFG, shall manage the investment portfolios of the Funds in conformity with each Fund's investment policies. These management services ^ include: (a) managing the investment and reinvestment of all the assets, now or hereafter acquired, of the Funds, and executing all purchases and sales of portfolio securities; (b) maintaining a continuous investment program for the Funds, consistent with (i) each Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws, and Registration Statement, as from time to time amended, under the 1940 Act, as amended, and in any prospectus and/or statement of additional information of the Company, as from time to time amended and in use under the 1933 Act, as amended, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) determining what securities are to be purchased or sold for each of the Funds, unless otherwise directed by the directors of the Company or INVESCO, and executing transactions accordingly; (d) providing the Funds the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of the Sub-Adviser; (e) determining what portion of each of the Funds should be invested in the various types of securities authorized for purchase by each Fund; and (f) making recommendations as to the manner in which voting rights, rights to consent to Company action and any other rights pertaining to the portfolio securities of each Fund shall be exercised.

      The Sub^-Agreement provides that with respect to the ^ Select Income ^ and U.S. Government Securities ^ Funds, as compensation for its services, INVESCO Trust shall receive from ^ IFG, at the end of each month, a fee based upon the average daily value of each ^ Fund's net assets at the following annual rates: prior to January 1, 1998, 0.25% on each ^ Fund's average net assets up to $200 million^ and 0.20% on each ^ Fund's average net assets in excess of $200 million^; and effective January 1, 1998, 0.1833% on the first $300 million of each Fund's average net assets, 0.1500% on the next $200 million of each Fund's average net assets and 0.1167% of each Fund's average net assets in excess of $500 million. With respect to the High Yield Fund, as compensation for its services, INVESCO Trust shall receive from ^ IFG, at the end of each month, a fee based upon the average daily value of ^ the Fund's net assets at the following annual rates: ^ prior to January 1, 1998, 0.25% on the Fund's average net assets up to $200 million and 0.20% on the Fund's average net assets in excess of ^ $200 million; and effective January 1, 1998, 0.1667% ont he first $300 million of the Fund's average net assets, 0.1333% on the next $200 million of the Fund's average net assets and 0.1000% of the Fund's average net assets in excess of $500 million. With respect to the Short-Term Bond Fund, as compensation for its services, INVESCO Trust shall receive from IFG, at the end of each month, a fee based upon the average daily value of the Fund's net assets at the following annual rates: prior to January 1, 1998, 0.25% on the first $300 million of the Fund's average net assets, 0.20% on the next $200 million of the Fund's average net assets, and 0.15% of the Fund's average net assets in excess of $500 million; and effective January 1, 1998, 0.1667% on the first $300 million of the Fund's average net assets, 0.1333% on the next $200 million of the Fund's average net assets and 0.1000% of the Fund's average net assets in excess of $500 million.

      Administrative Services Agreement. ^ IFG, either directly or through affiliated companies, provides certain administrative, sub-accounting, and recordkeeping services to the Funds pursuant to an Administrative Services Agreement dated ^ February 28, 1997 (the "Administrative Agreement"). The Administrative Agreement was approved ^ by the board of directors on November 6, 1996, by a vote cast in person by all of the directors of the Company, including all of the directors who are not "interested persons" of the Company or ^ IFG at a meeting called for such purpose. The Administrative Agreement ^ is for an initial term ^ expiring ^ February 28, 1998, and has been continued by action of the board of directors ^ until May 15, 1998. The Administrative Agreement may be continued from year to year as long as each such continuance is specifically approved by the board of directors of the Company, including a majority of the directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Administrative Agreement may be terminated at any time without penalty by ^ IFG on sixty (60) days' written notice, or by the Company upon thirty (30) days' written notice, and terminates automatically in the event of an assignment unless the Company's board of directors approves such assignment.

      The Administrative Agreement provides that ^ IFG shall provide the following services to the Funds: (A) such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Funds; and (B) such sub-accounting, recordkeeping, and administrative services and functions, which may be provided by affiliates of INVESCO, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.


      As full compensation for services provided under the Administrative Agreement, each Fund pays a monthly fee to ^ IFG consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.015% per year of the average net assets of the Fund.

      Transfer Agency Agreement. ^ IFG also performs transfer agent, dividend disbursing agent, and registrar services for the Funds pursuant to a Transfer Agency Agreement dated February 28, 1997, which was approved by the board of directors of the Company, including a majority of the Company's directors who are not parties to the Transfer Agency Agreement or "interested persons" of any such party, on ^ November 6, 1997, for an initial term expiring ^ February 28, 1998 and has been extended by action of the board of directors until ^ May 15, 1998. Thereafter, the Transfer Agency Agreement may be continued from year to year as to each Fund as long as such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority of the outstanding shares of each Fund. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the Transfer Agency Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Transfer Agency Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of assignment.

      The Transfer Agency Agreement provides that the Funds will pay to INVESCO ^ an annual fee of $26.00 per shareholder account or ^, where applicable, per participant ^ in an omnibus account. This fee is paid monthly at a rate of 1/12 of the annual fee and is based upon the number of shareholder accounts ^ and omnibus account participants in existence at any time during each month.


      Set forth below is a table showing the advisory fees, administrative services fees, and transfer agency fees paid by each of the Funds for the periods shown.




                                               Year Ended                    Year Ended                         Year Ended
                                       August 31, 1997(1)             August 31, 1996(1)              August 31, 1995(1) ^
                                       ------------------             -----------------               ------------------


                                                 Adminis-                        Adminis-                       Adminis-
                                       Transfer   trative             Transfer    trative             Transfer   trative
                            Advisory     Agency  Services   Advisory    Agency   Services  Advisory     Agency  Services
                                Fees       Fees      Fees       Fees      Fees       Fees      Fees       Fees      Fees
                            --------   --------  --------   --------  --------   --------  --------   --------   -------

Select Income             $1,477,302   $786,616   $50,289 $1,410,937  $614,471    $48,480  $946,146   $518,379   $35,804
^ High Yield               1,964,043    651,471    72,410  1,671,610   532,180     61,443 1,290,879    555,664  48,750 ^
U.S. Government
  Securities                 312,851    178,192    18,532    233,025   177,086     16,355   219,925    177,310  15,998 ^
Short-Term Bond               61,150     61,050    11,833     44,394    51,685     11,332    43,277     47,595  11,298 ^


(1) These amounts do not reflect the voluntary expense limitations described in the Funds' prospectus.


      Officers and Directors of the Company. The overall direction and supervision of the Company is the responsibility of the board of directors, which has the primary duty of seeing that the general investment policies and programs of each of the Funds are carried out and that the ^ Funds' portfolios are properly administered. The officers of the Company, all of whom are officers and employees of, and paid by, ^ IFG, are responsible for the day-to-day administration of the Company and each of the Funds. The investment adviser for each Fund has the primary responsibility for making investment decisions on behalf of that Fund. These investment decisions are reviewed by the investment committee of ^ IFG.

      All of the officers and directors of the Company hold comparable positions with INVESCO Capital Appreciation Funds, Inc. (formerly, INVESCO Dynamics Fund, Inc.), INVESCO Diversified Funds, Inc.^, INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., and INVESCO Variable Investment Funds, Inc. All of the directors of the Company also serve as trustees of INVESCO Value Trust. In addition, all of the directors of the Company ^, with the exception of Mr. Hesser, also serve as trustees of INVESCO Treasurer's Series Trust. All of the officers of the Company also hold comparable positions with INVESCO Value Trust. Set forth below is information with respect to each of the Company's officers and directors. Unless otherwise indicated, the address of the directors and officers is Post Office Box 173706, Denver, Colorado 80217-3706. Their affiliations represent their principal occupations during the past five years.

     CHARLES W. BRADY,*+ Chairman of the Board. Chief Executive Officer and Director of ^ AMVESCAP PLC, London, England, and of various subsidiaries thereof^. Chairman of the Board of ^ INVESCO Treasurer's Series Trust^. Address:
1315 Peachtree Street, NE, Atlanta, Georgia. Born: May 11, 1935.

     FRED A. DEERING,+# Vice Chairman of the Board. Vice Chairman of ^ INVESCO Treasurer's Series Trust. Trustee of ^ INVESCO Global Health Sciences Fund. Formerly, Chairman of the Executive Committee and Chairman of the Board of Security Life of Denver Insurance Company, Denver, Colorado; Director of ING America Life Insurance Company, Urbaine Life Insurance Company and Midwestern United Life Insurance Company. Address: Security Life Center, 1290 Broadway, Denver, Colorado. Born: January 12, 1928.

     DAN J. HESSER,+* President, CEO and Director. Chairman of the Board, President, and Chief Executive Officer of INVESCO Funds Group, Inc. ^ and INVESCO Distributors, Inc; President and Director of INVESCO Trust Company^; President and Chief Operating Officer of INVESCO Global Health Sciences Fund.
Born: December 27, 1939.

     VICTOR L. ANDREWS,** Director. Professor Emeritus, Chairman Emeritus and Chairman of the CFO Roundtable of the Department of Finance at Georgia State University, Atlanta, Georgia; President, Andrews Financial Associates, Inc. (consulting firm); since October 1984, Director of the Center for the Study of Regulated Industry at Georgia State University; formerly, member of the faculties of the Harvard Business School and the Sloan School of Management of MIT. Dr. Andrews is also a Director of ^ the Southeastern Thrift and Bank Fund, Inc. and The Sheffield Funds, Inc. Address: 4625 Jettridge Drive, Atlanta, Georgia. Born: June 23, 1930.


     BOB R. BAKER,+** Director. President and Chief Executive Officer of AMC Cancer Research Center, Denver, Colorado, since January 1989; until mid-December 1988, Vice Chairman of the Board of First Columbia Financial Corporation (a financial institution), Englewood, Colorado. Formerly, Chairman of the Board and Chief Executive Officer of First Columbia Financial Corporation. Address: 1775 Sherman Street, #1000, Denver, Colorado. Born: August 7, 1936.

     LAWRENCE H. BUDNER,# Director. Trust Consultant; prior to June 30, 1987, Senior Vice President and Senior Trust Officer of InterFirst Bank, Dallas, Texas. Address: 7608 Glen Albens Circle, Dallas, Texas. Born: July 25, 1930.


     DANIEL D. CHABRIS,+# Director. Financial Consultant; Assistant Treasurer of Colt Industries Inc., New York, New York, from 1966 to 1988. Address: ^ 19 Kingsbridge Way, Madison, Connecticut. Born: August 1, 1923.

     ^ WENDY L. GRAMM, Ph.D.,** Director. Self-employed (since 1993); Professor of Economics and Public Administration, University of Texas at Arlington. Formerly, Chairman, Commodity Futures Trading Commission from 1988 to 1993, administrator for Information and Regulatory Affairs at the Office of Management and Budget from 1985 to 1988, Executive Director of the Presidential Task Force on Regulatory Relief and Director of the Federal Trade Commission's Bureau of Economics. Dr. Gramm is also a director of the Chicago Mercantile Exchange, Enron Corporation, IBP, Inc., State Farm Insurance Company, State Farm Life Insurance Company, Kinetic Concepts, Inc., Independant Women's Forum, International Republic Institute, and the Republican Women's Federal Forum. Dr. Gramm is also a member of the Board of Visitors, College of Business Administration, University of Iowa, and a member of the Board of Visitors, Center for Study of Public Choice, George Mason University. Address: 4201 Yuma Street, N.W., Washington, D.C. Born: January 10, 1945.

     HUBERT L. HARRIS, JR.,* Director. Chairman (since ^ 1996)^ and President (January 1990 to ^ May 1996) of INVESCO Services, Inc. ^; Chief ^ Executive Officer of INVESCO Individual Services Group. Member of the Executive Committee of the Alumni Board of Trustees of Georgia Institute of Technology. Address:
1315 Peachtree Street, NE, Atlanta, Georgia. Born: July 15, 1943.

     KENNETH T. KING,^# Director. Formerly, Chairman of the Board of The Capitol Life Insurance Company, Providence Washington Insurance Company, and Director of numerous subsidiaries thereof in the U.S. Formerly, Chairman of the Board of The Providence Capitol Companies in the United Kingdom and Guernsey. Chairman of the Board of the Symbion Corporation (a high technology company) until 1987.
Address:  4080 North Circulo  Manzanillo,  Tucson,  Arizona.  Born: November 16,
1925.




     JOHN W. MCINTYRE,# Director. Retired. Formerly, Vice Chairman of the Board of Directors of the Citizens and Southern Corporation and Chairman of the Board and Chief Executive Officer of ^ the Citizens and Southern Georgia Corporation and Citizens and Southern National Bank. Director of Golden Poultry Co., Inc. Trustee of ^ INVESCO Global Health Sciences Fund and Gables Residential Trust.
Address: 7 Piedmont Center,  Suite 100, Atlanta,  Georgia.  Born:  September 14,
1930.

     LARRY SOLL,  Ph.D.,  Director.**  Formerly,  Chairman of the Board (1987 to
1994), Chief Executive Officer (1982 to 1989 and 1993 to 1994) and President (1982 to 1989) of Synergen Corp. Director of Synergen since incorporation in 1982. Director of ISD Pharmaceuticals, Inc., Trustee of INVESCO Global Health Sciences Fund. Address: 345 Poorman Road, Boulder, Colorado. Born: April 26, 1942.

     GLEN A. PAYNE, Secretary. Senior Vice President (since 1995), General Counsel and Secretary of INVESCO Funds Group, Inc. and INVESCO Trust Company ^(since 1989) and INVESCO Distributors, Inc. (since 1997); Vice President (May 1989 to April 1995) ^, Secretary and General Counsel of INVESCO Funds Group, Inc. ^; formerly, employee of a U.S. regulatory agency, Washington, D.C., (June 1973 through May 1989). Born: September 25, 1947.

     RONALD L. GROOMS, Treasurer. Senior Vice President and Treasurer of INVESCO Funds Group, Inc. and INVESCO Trust Company ^(since 1988). Senior Vice President and Treasurer of INVESCO Distributors, Inc. (since 1997). Born: October 1, 1946.

     WILLIAM J. GALVIN, JR., Assistant Secretary. Senior Vice President of INVESCO Funds Group, Inc. (since 1995) and of INVESCO Distributors, Inc. (since
1997) and Trust Officer of INVESCO Trust Company (since July 1995) and formerly (August 1992 to July 1995), Vice President of INVESCO Funds Group, Inc. and ^ Trust Officer of INVESCO Trust Company. Formerly, Vice President of 440 Financial Group from June 1990 to August 1992 ^; Assistant Vice President of Putnam Companies from November 1986 to June 1990. Born: August 21, 1956.

     ALAN I. WATSON, Assistant Secretary. Vice President of INVESCO Funds Group, Inc. (since 1984) and Trust Officer of INVESCO Trust Company. Born: September 14, 1941.

     JUDY P. WIESE, Assistant Treasurer. Vice President of INVESCO Funds Group, Inc. (since 1984) and of INVESCO Distributors, Inc. (since 1997) and Trust Officer of INVESCO Trust Company. Born:February 3, 1948.

      #Member of the audit committee of the Company.

      +Member of the executive committee of the Company. On occasion, the executive committee acts upon the current and ordinary business of the Company between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Company. All decisions are subsequently submitted for ratification by the board of directors.


      *These directors are "interested persons" of the Company as defined in the ^ Investment Company Act of 1940.


      **Member of the management liaison committee of the Company.


      As of October ^24, 1997, officers and directors of the Company, as a group, beneficially owned less than 1% of the Company's outstanding shares and less than 1% of ^ the Funds' outstanding shares.


Director Compensation


      The following table sets forth, for the fiscal year ended August 31, ^ 1997: the compensation paid by the Company to its ^ eligible independent directors for services rendered in their capacities as directors of the Company; the benefits accrued as Company expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Company. In addition, the table sets forth the total compensation paid by all of the mutual funds distributed by ^ IDI (including the Company), INVESCO Advisor Funds, Inc., INVESCO Treasurer's Series Trust and ^ INVESCO Global Health Sciences Fund (collectively, the "INVESCO Complex") to these directors for services rendered in their capacities as directors or trustees during the year ended December 31, ^ 1996. As of December 31, ^ 1996, there were ^ 49 funds in the INVESCO Complex. Dr. Soll became an independent director of the Company effective May 15, 1997. Dr. Gramm became an independent director of the Company effective July 29, 1997.

                                                                         Total
                                                                     Compensa-
                                        Benefits      Estimated      tion From
                        Aggregate     Accrued As         Annual        INVESCO
                        Compensa-        Part of       Benefits        Complex
                        tion From        Company           Upon        Paid To
                        Company(1)    Expenses(2)  Retirement(3)   Directors(1)


Fred A.Deering,          ^ $6,153         $1,424         $1,386        $98,850
Vice Chairman of

  the Board


Victor L. Andrews         ^ 6,117          1,345          1,605         84,350

Bob R. Baker              ^ 6,232          1,201          2,151         84,850

Lawrence H. Budner        ^ 5,983          1,345          1,605         80,350

Daniel D. Chabris           6,107          1,535          1,140         84,850

A. D. Frazier, Jr.(4)       1,356              0              0         81,500

Wendy L. Gramm              1,313              0              0              0

Kenneth T. King             5,530          1,478          1,257         71,350

John W. McIntyre            5,856              0              0         90,350

Larry Soll                  2,578              0              0         17,500
                          -------         ------         ------       --------

Total                     $47,225         $8,328         $9,144       $693,950

% of Net Assets          0.0057%(5)      0.0010%(5)                   0.0045%(6)

     (1)The vice chairman of the board, the chairmen of the audit, management liaison and compensation committees, and the members of the executive and valuation committees, and the members of specially approved task forces of the board of directors each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors.


     (2)Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.


     (3)These ^ figures represent the Company's share of the estimated annual benefits payable by the INVESCO Complex (excluding ^ INVESCO Global Health
Sciences Fund which does not participate in any retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the funds in the INVESCO Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are further from retirement. With the exception of Messrs. Frazier ^, Gramm, McIntyre and Soll, each of these directors has served as a director/trustee of one or more of the funds in the INVESCO Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.


     ^ (4)Effective February 28, 1997, Mr. Frazier resigned as a director of the Company. Effective November 1, 1996, Mr. Frazier ^ was employed by INVESCO PLC (the predecessor to AMVESCAP PLC), a company affiliated with IFG, and did not receive any director's fees or other compensation from the Company or other funds in the INVESCO Complex for his service as a director.

     ^ (5)Total as a percentage of the Company's net assets as of August 31, ^ 1997.

     ^ (6)Total as a percentage of the net assets of the INVESCO Complex as of December 31, ^ 1996.

      Messrs. Brady, Harris^ and Hesser, as "interested persons" of the Company and other funds in the INVESCO Complex, receive compensation as officers or employees of ^ IFG or its affiliated companies, and do not receive any director's fees or other compensation from the Company or other funds in the INVESCO Complex for their services as directors.

      The boards of directors/trustees of the mutual funds managed by ^ IFG and INVESCO Treasurer's Series Trust have adopted a Defined Benefit Deferred Compensation Plan for the non-interested directors and trustees of the funds. Under this plan, each director or trustee who is not an interested person of the funds (as defined in the 1940 Act) and who has served for at least five years (a "qualified director") is entitled to receive, upon retiring from the boards at the retirement age of 72 (or the retirement age of 73 to 74, if the retirement date is extended by the boards for one or two years, but less than three years) continuation of payment for one year (the "first year retirement benefit") of the annual basic retainer payable by the funds to the qualified director at the time of his or her retirement (the "basic retainer"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of a director whose retirement has been extended by the board for three years, a qualified director shall receive quarterly payments at an annual rate equal to ^ 40% of the basic retainer. These payments will continue for the remainder of the qualified director's life or ten years, whichever is longer (the "reduced retainer payments"). If a qualified director dies or becomes disabled after age 72 and before age 74 while still a director of the funds, the first year retirement benefit and the reduced retainer payments will be made to him or her or to his or her beneficiary or estate. If a qualified director becomes disabled or dies either prior to age 72 or during his/her 74th year while still a director of the funds, the director will not be entitled to receive the first year retirement benefit; however, the reduced retainer payments will be made to his or her beneficiary or estate. The plan is administered by a committee of three directors who are also participants in the plan and one director who is not a plan participant. The cost of the plan will be allocated among the INVESCO^ and Treasurer's Series Trust funds in a manner determined to be fair and equitable by the committee. The Company is not making any payments to directors under the plan as of the date of this Statement of Additional Information. The Company has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

      The Company has an audit committee that is comprised of ^ five of the directors who are not interested persons of the Company. The committee meets periodically with the Company's independent accountants and officers to review accounting principles used by the Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

      The Company also has a management liaison committee which meets quarterly with various management personnel of ^ IFG in order (a) to facilitate better understanding of management and operations of the Company, and (b) to review legal and operational matters which have been assigned to the committee by the board of directors, in furtherance of the board of directors' overall duty of supervision.


HOW SHARES CAN BE PURCHASED


      Shares of each Fund are sold on a continuous basis at the respective net asset value per share of the Fund next calculated after receipt of a purchase order in good form. The net asset value per share is computed separately for each Fund and is determined once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange, but may also be computed at other times. See "How Shares Are Valued." ^ IDI acts as the Funds' Distributor under a distribution agreement with the Company under which it receives no compensation and bears all expenses, including the costs of printing and distributing prospectuses, incident to marketing of the Funds' shares, except for such distribution expenses which are paid out of Fund assets under the Company's Plan of Distribution which has been adopted by the Company pursuant to Rule 12b-1 under the 1940 Act.

      Distribution Plan. As ^ described in the section of the Funds' Prospectus entitled "How To Buy Shares - Distribution Expenses^," the Company has adopted a Plan and Agreement of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The ^ initial Plan was approved on April 21, 1993, at a meeting called for such purpose by a majority of the directors of the Company, including a majority of the directors who neither are "interested persons" of the Company nor have any financial interest in the operation of the Plan ("12b-1 directors"). The board of directors, on February 4, 1997, approved amending the Plan to a compensation type 12b-1 plan. This amendment of the Plan will not result in increasing the amount of the Funds' payments thereunder.

The Plan was continued by action of the board of directors until May 15, 1998. Pursuant to authorization granted by the Company's board of directors on September 2, 1997, a new Plan became effective on September 30, 1997, under which IDI assumed all obligations related to distribution which were previously performed by IFG.

      The Plan provides that the Funds may make monthly payments to ^ IDI of amounts computed at an annual rate no greater than 0.25% of ^ each Fund's average net assets to ^ permit IDI, at its discretion, to engage in certain activities and provide services in connection with the distribution of ^ a Fund's shares to investors. Payment amounts by a Fund under the Plan, for any month, may ^ be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls^. During the fiscal year ended August 31^ 1997 the Select Income, High Yield, U.S. Government Securities and Short-Term Bond Funds made payments to IFG (the predecessor of IDI as distributor of shares of the Funds) under the 12b-1 Plan in the amount of $666,209, $1,020,541, $140,631 and $30,227, respectively.
In addition, as of August 31, ^ 1997, $62,454,  $101,678,  $13,184 and $2,674 of
additional distribution ^ accruals had been incurred under the Plan for ^ the Select Income ^, High Yield ^, U.S. Government Securities ^ and Short-Term Bond Funds, respectively, and will be paid to IDI during the fiscal year ended August 31, 1998. As noted in the Prospectus, one type of expenditure permitted by the Plan is the payment of compensation to securities companies, and other financial institutions and organizations, which may include ^ IDI-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Funds. Each Fund is authorized by the Plan to use its assets to finance the payments made to obtain those services. Payments will be made by ^ IDI to broker-dealers who sell shares of ^ a Fund and may be made to banks, savings and loan associations and other depository institutions. Although the Glass-Steagall Act limits the ability of certain banks to act as underwriters of mutual fund shares, the Company does not believe that these limitations would affect the ability of such banks to enter into arrangements with ^ IDI, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of one or more of the Funds possibly could decrease to the extent that the banks would no longer invest customer assets in a particular Fund. Neither the Company nor its investment adviser will give any preference to banks or other depository institutions which enter into such arrangements when selecting investments to be made by each Fund.

     For the fiscal year ended August 31, ^ 1997, allocations of 12b-1 amounts paid by the Select Income Fund for the following categories of expenses were: advertising--^ $21,033; sales literature, printing, and postage--^ $92,889; direct mail--^ $16,244 public relations/promotion--^ $19,721; compensation
to  securities   dealers  and  other  organizations--^   $412,314;  marketing
personnel--^ $104,008 For the fiscal year ended August 31, ^ 1997, allocations of 12b-1 amounts paid by the High Yield Fund for the following categories of expenses were: advertising--^ $40,473; sales literature, printing and postage--^ $157,687; direct mail--^ $86,674; public relations/promotion--^ $22,301; compensation to securities dealers and other organizations--^ $497,270; marketing personnel--^ $216,136. For the fiscal year ended August 31, ^ 1997, allocations of 12b-1 amounts paid by the U.S. Government Securities Fund were: advertising--^ $5,138; sales literature, printing and postage--^ $18,414; direct mail--^ $3,834; public relations/promotion--^ $2,723; compensation to securities dealers and other organizations--^ $86,117; marketing personnel--^ $24,405. For the fiscal year ended August 31, ^ 1997, allocation of 12b-1 amounts paid by the Short-Term Bond Fund were: advertising--^ $1,878; sales literature, printing and postage--^ $11,964 direct mail--^ $1,370; public relations/promotion--^ $984; compensation to securities dealers and other organizations--^ $7,121; marketing personnel--^ $6,910.


      The nature and scope of services which are provided by securities dealers and other organizations may vary by dealer but include, among other things, processing new stockholder account applications, preparing and transmitting to the Company's Transfer Agent computer-processable tapes of each Fund's transactions by customers, serving as the primary source of information to customers in answering questions concerning each Fund, and assisting in other customer transactions with each Fund.


^

      The Plan provides that it shall continue in effect with respect to each Fund for so long as such continuance is approved at least annually by the vote of the board of directors of the Company cast in person at a meeting called for the purpose of voting on such continuance. The Plan can also ^ be terminated at any time with respect to any Fund, without penalty, if a majority of the 12b-1 directors, or shareholders of such Fund, vote to terminate the Plan. The Company may, in its absolute discretion, suspend, discontinue or limit the offering of the shares of any Fund at any time. In determining whether any such action should be taken, the board of directors intends to consider all relevant factors including, without limitation, the size of the Funds, the investment climate for any particular Fund, general market conditions, and the volume of sales and redemptions of Fund shares. The Plan may continue in effect and payments may be made under the Plan following any such temporary suspension or limitation of the offering of a Fund's shares; however, the Company is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of a Fund's shares would not, of course, affect a shareholder's ability to redeem his or her shares. So long as the Plan is in effect, the selection and nomination of persons to serve as independent directors of the Company shall be committed to the independent directors then in office at the time of such selection or nomination. The Plan may not be amended to increase materially the amount of any Fund's payments thereunder without approval of the shareholders of that Fund, and all material amendments to the Plan must be approved by the board of directors of the Company, including a majority of the 12b-1 directors. Under the agreement implementing the Plan, INVESCO or the Funds, the latter by vote of a majority of the 12b-1 directors or of the holders of a majority of a Fund's outstanding voting securities, may terminate such agreement as to that Fund without penalty upon 30 days' written notice to the other party. No further payments will be made by a Fund under the Plan in the event of its termination as to that Fund.


      To the extent that the Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of each Fund's assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, each Fund's obligation to make payments to ^ IDI shall terminate automatically, in the event of such "assignment," in which ^ case the Funds may continue to make payments, pursuant to the Plan, to ^ IDI or another organization only upon the approval of new arrangements, which may or may not be with ^ IDI, regarding the use of the amounts authorized to be paid by it under the Plan, by the directors, including a majority of the 12b-1 directors, by a vote cast in person at a meeting called for such purpose.

      Information regarding the services rendered under the Plan and the amounts paid therefor by each Fund are provided to, and reviewed by, the directors on a quarterly basis.^ On an annual basis, the directors consider the continued appropriateness of the Plan at the level of compensation provided therein.

      The only  directors  or  interested  persons,  as that term is  defined in
Section 2(a)(19) of the 1940 Act, of the Company who have a direct or indirect financial interest in the operation of the Plan are the officers and directors of the Company listed herein under the section entitled "The Funds and Their Management -Officers and Directors of the Company" who are also officers either of ^ IDI or companies affiliated with ^ IDI. The benefits which the Company believes will be reasonably likely to flow to the Funds and their shareholders under the Plan include the following:


      (1) Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Funds;

      (2) The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Funds in amounts and at times that are disadvantageous for investment purposes;

      (3) The positive effect which increased Fund assets will have on its revenues could allow ^ IFG and its affiliated companies:


            (a) To have greater resources to make the financial commitments necessary to improve the quality and level of each Fund's shareholder services (in both systems and personnel),


            (b) To increase the number and type of mutual funds available to investors from ^ IFG and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders, and


            (c) To acquire and retain talented employees who desire to be associated with a growing organization; and

      (4) Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in the advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the Plan.

HOW SHARES ARE VALUED


      As described in the section of ^ the Funds' Prospectus entitled ^"How To Buy Shares," the net asset value of shares of each Fund of the Company is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (generally 4:00 p.m., New York time) and applies to purchase and redemption orders received prior to that time. Net asset value per share is also computed on any other day on which there is a sufficient degree of trading in the securities held by a Fund that the current net asset value per share of such Fund might be materially affected by changes in the value of the securities held, but only if on such day ^ that Fund receives a request to purchase or redeem shares. Net asset value per share is not calculated on days the New York Stock Exchange is closed, such as federal holidays, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. ^ The net asset value per share of each Fund is calculated by dividing the value of all securities held by ^ that Fund ^ plus its other assets (including dividends and interest accrued but not collected), less ^ that Fund's liabilities (including accrued expenses), by the number of outstanding shares of the Fund.


      Securities traded on national securities exchanges, the NASDAQ National Market System, the NASDAQ Small Cap Market and foreign markets are valued at their last sale prices on the exchanges or markets where such securities are primarily traded. Securities traded in the over-the-counter market for which last sale prices are not available, and listed securities for which no sales were reported on a particular date, are valued at their highest closing bid prices (or, for debt securities, yield equivalents thereof) obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities will be valued at their fair values as determined in good faith by the Company's board of directors or pursuant to procedures adopted by the board of directors. The above procedures may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional-size trading units of debt securities. Prior to utilizing a pricing service, the Company's board of directors reviews the methods used by such service to assure itself that securities will be valued at their fair values. The Company's board of directors also periodically monitors the methods used by such pricing services. Debt securities with remaining maturities of 60 days or less at the time of purchase are normally valued at amortized cost.


      The ^ value of securities held by ^ each Fund, and other assets used in computing net asset value, generally ^ is determined as of the time regular trading in such securities or assets is completed each day. ^ Because regular trading in most foreign securities markets is completed simultaneously with, or prior to, the close of regular trading on the New York Stock Exchange, closing prices for foreign securities usually are available for purposes of computing ^ a Fund's net asset value on a particular day. However, in the event that the closing price of a foreign security is not available in time to calculate a Fund's net asset value on a particular day the Company's board of directors has authorized the use of the market price for the established time during the day which may be prior to the close of regular trading in the security. The value of all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the spot rates of such currencies against U.S. dollars provided by an approved pricing service.


FUND PERFORMANCE


      As discussed in the section of ^ the Funds' Prospectus entitled "Fund Price and Performance," the ^ Company advertises the yield and total return performance of the Funds. In calculating yield quotations for the Funds, except for asset-backed securities, such as GNMA certificates, interest earned is determined by computing yield to maturity (or yield to call, if applicable) of each obligation held by a Fund, based upon market value of each obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to an obligation purchased during the month, the purchase price plus accrued interest. The resultant yield to maturity is divided by 360 and multiplied by the market value of the obligation (including actual accrued interest), and the result is multiplied by the number of days in the subsequent month that the obligation is in the Fund (assuming that each month has 30 days). Dividends received on the preferred stocks held by the ^ High Yield Fund are recognized, for purposes of yield calculations, on a daily accrual basis. As discussed in ^ the Prospectus, and in the Appendix of this Statement of Additional Information, the GNMA Certificates held by the ^ U.S. Government Securities and Select Income Funds are generally subject to monthly payments of principal and interest ("paydowns"). In computing these Funds' yields, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period. The Funds amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the GNMA Certificate, if the weighted average maturity date is not available. Yield quotations for each Fund for the 30 days ended August 31, ^ 1997, were as follows: ^ Select Income Fund, ^ 6.09%; High Yield Fund, ^ 8.40%; U.S. Government Securities Fund, ^ 5.28%; and ^ Short-Term Bond Fund, ^ 5.62%.

      Average annual total return performance for each of the Funds for the indicated periods ended August 31, ^ 1997, was as follows:

                                      1           3           5          10

Fund                               Year       Years       Years       Years
----                               ----       -----       -----       -----
INVESCO Select Income          ^ 12.89%      10.48        8.72%     9.35%
INVESCO High Yield             ^ 19.27%      13.86       11.12%     9.82%

INVESCO U.S.

  Government Securities        ^ 11.01%       8.12%       6.05%     7.48%
INVESCO Short-Term
  Bond                          ^ 7.08%       6.29%       4.59%(1)   N/A

---------------------------

      (1) Inception date: ^ September 30, 1993.


      Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1 + T)exponent n = ERV

where:      P = initial payment of $1000
            T = average annual total return
            n = number of years
            ERV = ending redeemable value of initial payment

      The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period and Fund indicated.

      In conjunction with performance reports and/or analyses for the Funds, comparative data between a Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, Standard & Poor's, Lipper Analytical Services, Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Funds. These sources utilize information compiled (i) internally; (ii) by Lipper Analytical Services, Inc.; or (iii) by other recognized analytical services. The Lipper Analytical Services, Inc. mutual fund rankings and comparisons which may be used by the Funds in performance reports will be drawn from the mutual fund groupings listed in each Fund's prospectus, in addition to the broad-based Lipper general fund groupings. Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

      American Association of Individual Investors' Journal
      Banxquote
      Barron's
      Business Week
      CDA Investment Technologies
      CNBC
      CNN
      Consumer Digest
      Financial Times
      Financial World
      Forbes
      Fortune
      Ibbotson Associates, Inc.
      Institutional Investor
      Investment Company Data, Inc.
      Investor's Business Daily
      Kiplinger's Personal Finance
      Lipper Analytical Services, Inc.'s Mutual Fund Performance
        Analysis
      Money
      Morningstar
      Mutual Fund Forecaster
      No-Load Analyst
      No-Load Fund X
      Personal Investor
      Smart Money
      The New York Times
      The No-Load Fund Investor
      U.S. News and World Report
      United Mutual Fund Selector
      USA Today
      Wall Street Journal
      Wiesenberger Investment Companies Services
      Working Woman
      Worth

SERVICES PROVIDED BY THE FUND


      Periodic Withdrawal Plan. As described in the section of ^ the Funds' Prospectus entitled "How ^ To Sell Shares," each Fund offers a Periodic Withdrawal Plan. All dividends and distributions on shares owned by shareholders participating in this Plan are reinvested in additional shares. ^ Because withdrawal payments represent the proceeds from sales of shares, the amount of shareholders' investments in a Fund will be reduced to the extent that withdrawal payments exceed dividends and other distributions paid and reinvested. Any gain or loss on such redemptions must be reported for tax purposes. In each case, shares will be redeemed at the close of business on or about the 20th day of each month preceding payment and payments will be mailed within five business days thereafter.

      The Periodic Withdrawal Plan involves the use of principal and is not a guaranteed annuity. Payments under such Plan do not represent income or a return on investment.


      ^ Participation in the Periodic Withdrawal Plan may be terminated at any time by sending a written request to ^ IFG. Upon termination, all future dividends and capital gain distributions will be reinvested in additional shares unless a shareholder requests otherwise.

      Exchange ^ Policy. As discussed in the section of ^ the Funds' Prospectus entitled "How ^ To Buy Shares - Exchange ^ Policy," each Fund offers shareholders the privilege of exchanging shares of the Funds for shares of another Fund or for shares of certain other no-load mutual funds advised by ^ IFG. Exchange requests may be made either by telephone or by written request to ^ IFG, using the telephone number or address on the cover of this Statement of Additional Information. Exchanges made by telephone must be in an amount of at least $250, if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that have established a new account must meet the fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the fund's applicable minimum subsequent investment requirements. Any gain or loss realized on such an exchange is recognized for federal income tax purposes. This privilege is not an option or right to purchase securities, but is a revocable privilege permitted under the present policies of each of the funds and is not available in any state or other jurisdiction where the shares of the mutual fund into which transfer is to be made are not qualified for sale, or when the net asset value of the shares presented for exchange is less than the minimum dollar purchase required by the appropriate prospectus.


TAX-DEFERRED RETIREMENT PLANS


      As described in the section of ^ the Funds' Prospectus entitled "Fund Services," shares of a Fund may be purchased as the investment medium for various tax-deferred retirement plans. Persons who request information regarding these plans from ^ IFG will be provided with prototype documents and other supporting information regarding the type of Plan requested. Each of these plans involves a long-term commitment of assets and is subject to possible regulatory penalties for excess contributions, premature distributions or for insufficient distributions after age 70-1/2. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to the establishment of such a plan.

HOW TO REDEEM SHARES

     Normally, payments for shares redeemed will be mailed within seven (7) days following receipt of the required documents as described in the section of ^ the Funds' Prospectus entitled "How ^ To Sell Shares." The right of redemption may be suspended and payment postponed when: (a) the New York Stock Exchange is closed for other than customary weekends and holidays; (b) trading on that exchange is restricted; (c) an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) the SEC by order so permits.

      It is possible that in the future conditions may exist which would, in the opinion of the Company's investment adviser, make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the investment adviser may authorize payment to be made in portfolio securities or other property of the Fund. However, the Company ^ is obligated ^ under the 1940 Act to redeem for cash all shares of a Fund presented for redemption by any one shareholder having a value up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the investment adviser based on what is in the best interests of the Fund and its shareholders, and are valued at the value assigned to them in computing the Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

DIVIDENDS, ^ OTHER DISTRIBUTIONS AND TAXES

     ^ Each Fund intends to continue to conduct its business and satisfy the applicable diversification of assets and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended^ (the "Code"). Each Fund so qualified ^ for the ^ taxable year ended August 31, ^ 1997, and intends to continue to qualify during its current ^ taxable year. As a result, because each Fund intends to distribute all of its income and recognized gains, it is anticipated that the ^ Funds will pay no federal income or excise taxes and will be accorded conduit or ^"pass through^" treatment for federal income tax purposes.

     Dividends paid by the ^ Funds from net investment income^ as well as distributions of net realized short^-term capital gains and net realized gains from certain foreign currency transactions are, for federal income tax purposes, taxable as ordinary income to shareholders. After the end of each calendar year, ^ each Fund sends shareholders information regarding the amount and character of dividends paid in the year^.

     Distributions by the ^ Funds of net capital ^ gain (the excess of net long^-term capital gain over net short-term capital loss) are, for federal income tax purposes, taxable to the shareholder as long-term capital ^ gains regardless ^ how long a shareholder has held shares of ^ a Fund. The Taxpayer Relief Act of 1997 (the "Tax Act"), enacted in August 1997, changed the taxation of long-term capital gains by applying different capital gains rates depending on the taxpayer's holding period and marginal rate of federal income tax.

Long-term gains realized on the sale of securities held for more than one year but not for more than 18 months are taxable at a rate of 28%. This category of long-term gains is often referred to as "mid-term" gains but is technically termed "28% rate gains". Long-term gains realized on the sale of securities held for more than 18 months are taxable at a rate of 20%. The Tax Act, however, does not address the application of these rules to distributions of net capital gain (excess of long-term capital gain over short-term capital losses) by a regulated investment company, including whether such distributions may be treated by its shareholders in accordance with the Fund's holding period for the assets it sold that generated the gain. The application of the new capital gain rules must be determined by further legislation or future regulations that are not available as this Prospectus is being prepared. At the end of each year, information regarding the tax status of dividends and other distributions is provided to shareholders. Shareholders should consult their tax advisers as to the effect of the Tax Act on distributions by the Fund of net capital gain.

      All dividends and other distributions are regarded as taxable to the investor, regardless whether ^ such dividends and distributions are reinvested in additional shares of a Fund. The net asset value of Fund shares reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution. If the net asset value of ^ Fund shares ^ were reduced below a ^ shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be, in effect, a return of invested capital. ^ However, the net asset value per share will be reduced by the amount of the distribution, which would reduce any gain ^ or increase any loss^ for tax purposes on any subsequent redemption of shares by the shareholder.

      IFG^ may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders^ and will not be reported to the Internal Revenue Service (the ^"IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by ^ IFG will be computed using the single-category average cost method, although neither ^ IFG nor the Fund recommends any particular method of determining cost basis. Other methods may result in different tax consequences. If a shareholder has reported gains or losses ^ with respect to shares of a Fund in past years, the shareholder must continue to use the cost basis method previously used^ unless the shareholder applies to the IRS for permission to change ^ the method.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.



      ^ The Fund will be subject to a ^ non-deductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of ^ it ordinary income for that year and net capital ^ gains for the one-year period ending on October 31 of that year, plus certain other amounts.

     Dividends and interest received by ^ each Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not ^ imposes taxes on capital gains in respect of investments by foreign investors. ^ Foreign taxes withheld will be treated as an expense of the Fund.

     The Fund may invest in the stock of "passive foreign investment companies" (PFICs). A PFIC is a foreign corporation (other than a controlled foreign corporation) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to the Fund to the extent that income is distributed to its shareholders.

     Each Fund may elect to "mark-to-market" its stock in any PFIC. Marking-to-market, in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the PFIC stock over one Fund's adjusted tax basis therein as of the end of that year. Once the election has been made, a Fund also will be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the end of the year, but only to the extent of any net mark-to-market gains with respect to that PFIC stock included by the Fund for prior taxable years. A Fund's adjusted tax basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

      Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.

      Shareholders should consult their own tax advisers regarding specific questions as to federal, state and local taxes. ^ Dividends and other distributions generally will be subject to applicable state and local taxes. Qualification as a regulated investment company under the ^ Code for federal income tax purposes does not entail government supervision of management or investment policies.


INVESTMENT PRACTICES


      Portfolio Turnover. There are no fixed limitations regarding the portfolio turnover of the Funds. The rate of portfolio turnover has fluctuated under constantly changing economic conditions and market circumstances. During the fiscal years ended August 31, 1997, 1996^ and ^ 1995, the ^ Select Income Fund's portfolio turnover rates were 263%, 210%^ and 181% ^, respectively, the ^ High Yield Fund's turnover rates were 129%, 266%^ and 201% ^, respectively, and the ^ U.S. Government Securities Fund's portfolio turnover rates were ^ 139%, 212% and 99%, respectively and the Short-Term Bond Fund's portfolio turnover rates were 331%, 103% and 68%, respectively. Securities initially satisfying the basic policies and objectives of a Fund may be disposed of when they are no longer suitable. Brokerage costs to these Funds are commensurate with the rate of portfolio activity. In computing the above portfolio turnover rates, all investments with maturities or expiration dates at the time of acquisition of one year or less were excluded. Subject to this exclusion, the turnover rate was calculated by dividing (A) the lesser of purchases or sales of portfolio securities for the fiscal year by (B) the monthly average of the value of portfolio securities owned by the Fund during the fiscal year.

      Placement of Portfolio Brokerage. Either ^ IFG, as the Company's investment adviser, or INVESCO Trust, as the Company's sub-adviser, places orders for the purchase and sale of securities with brokers and dealers based upon ^ IFG's or INVESCO Trust's evaluation of their financial responsibility, subject to their ability to effect transactions at the best available prices. ^ IFG or INVESCO Trust evaluates the overall reasonableness of brokerage commissions or underwriting discounts (the difference between the full acquisition price to acquire the new offering and the discount offered to members of the underwriting syndicate) paid by reviewing the quality of executions obtained on each Fund's portfolio transactions ^, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. In seeking to ensure that the commissions or discounts charged the Fund are consistent with prevailing and reasonable commissions or discounts, ^ IFG or INVESCO Trust also endeavors to monitor brokerage industry practices with regard to the commissions or discounts charged by brokers and dealers on transactions effected for other comparable institutional investors. While ^ IFG or INVESCO Trust seeks reasonably competitive rates, the Funds do not necessarily pay the lowest commission, spread or discount available.

      Consistent with the standard of seeking to obtain the best execution on portfolio transactions, ^ IFG or INVESCO Trust may select brokers that provide research services to effect such transactions. Research services consist of statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to ^ IFG or INVESCO Trust in making informed investment decisions. Research services prepared and furnished by brokers through which the Funds effect securities transactions may be used by ^ IFG or INVESCO Trust in servicing all of their respective accounts and not all such services may be used by ^ IFG or INVESCO Trust in connection with the Funds.

      In recognition of the value of the above-described brokerage and research services provided by certain brokers, ^ IFG or INVESCO Trust, consistent with the standard of seeking to obtain the best execution on portfolio transactions, may place orders with such brokers for the execution of transactions for the Funds on which the commissions or discounts are in excess of those which other brokers might have charged for effecting the same transactions.


      Portfolio transactions may be effected through qualified broker-dealers who recommend the Funds to their clients, or who act as agent in the purchase of any of the Fund's shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, the Company's adviser may consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.

      Certain financial institutions (including brokers who may sell shares of the Funds, or affiliates of such brokers) are paid a fee (the "Services Fee") for recordkeeping, shareholder communications and other services provided by the brokers to investors purchasing shares of the Funds through no transaction fee programs ("NTF Programs") offered by the financial institution or its affiliated broker (an "NTF Program Sponsor"). The Services Fee is based on the average daily value of the investments in each Fund made in the name of such NTF Program Sponsor and held in omnibus accounts maintained on behalf of investors participating in the NTF Program. With respect to certain NTF Programs, the directors of the Company have authorized the Funds to apply dollars generated from the Company's Plan and Agreement of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") to pay the entire Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. With respect to other NTF

Programs, the Company's directors have authorized the Funds to pay transfer agency fees to ^ IFG based on the number of investors who have beneficial interests in the NTF Program Sponsor's omnibus accounts in the Funds. ^ IFG, in turn, pays these transfer agency fees to the NTF Program Sponsor as a sub-transfer agency or recordkeeping fee in payment of all or a portion of the Services Fee. In the event that the sub-transfer agency or recordkeeping fee is insufficient to pay all of the Services Fee with respect to these NTF Programs, the directors of the Company have authorized the Company to apply dollars generated from the Plan to pay the remainder of the Services Fee, subject to the maximum Rule 12b-1 fee permitted by the Plan. ^ IFG itself pays the portion of each Fund's Services Fee, if any, that exceeds the sum of the sub-transfer agency or recordkeeping fee and Rule 12b-1 fee. The Company's directors have further authorized ^ IDI to place a portion of each Fund's brokerage transactions with certain NTF Program Sponsors or their affiliated brokers, if ^ IFG reasonably believes that, in effecting the Fund's transactions in portfolio securities, the broker is able to provide the best execution of orders at the most favorable prices. A portion of the commissions earned by such a broker from executing portfolio transactions on behalf of the Funds may be credited by the NTF Program Sponsor against its Services Fee. Such credit shall be applied first against any sub-transfer agency or recordkeeping fee payable with respect to the Funds, and second against any Rule 12b- 1 fees used to pay a portion of the Services Fee, on a basis which has resulted from negotiations between ^ IFG or IDI and the NTF Program Sponsor. Thus, the Funds pay sub-transfer agency or recordkeeping fees to the NTF Program Sponsor in payment of the Services Fee only to the extent that such fees are not offset by a Fund's credits. In the event that the transfer agency fee paid by the Funds to ^ IFG with respect to investors who have beneficial interests in a particular NTF Program Sponsor's omnibus accounts in a Fund exceeds the Services Fee applicable to the Fund, after application of credits, ^ IFG may carry forward the excess and apply it to future Services Fees payable to that NTF Program Sponsor with respect to that Fund. The amount of excess transfer agency fees carried forward will be reviewed for possible adjustment by ^ IFG prior to each fiscal year-end of the Funds. The Company's board of directors has also authorized the Funds to pay to ^ IDI the full Rule 12b-1 fees contemplated by the Plan in ^ compensate IDI for expenses incurred by ^ IDI in engaging in the activities and providing the services on behalf of the Funds contemplated by the Plan, subject to the maximum Rule 12b-1 fee permitted by the Plan, notwithstanding that credits have been applied to reduce the portion of the 12b-1 fee that would have been used to ^ compensate IDI for payments to such NTF Program Sponsor absent such credits.

      The aggregate dollar amount of underwriting discounts and brokerage commissions paid by the Company for the fiscal years ended August 31, 1997, 1996^ and 1995 ^ were $4,191,369, $3,611,046^ and $1,481,550 ^, respectively.
For the fiscal year ended August 31, ^ 1997, brokers providing research services received ^ $2,500 in commissions on portfolio transactions effected for the Funds. On a Fund-by-Fund basis this figure breaks down as follows: Select Income Fund, $0; High Yield Fund, ^ $2,500; U.S. Government Securities Fund, $0; and Short-Term Bond Fund, $0. The aggregate dollar amount of such portfolio transactions was ^ $1,070,950. As a result of selling shares of the Fund, brokers received $0 in commissions on portfolio transactions effected for the Funds during the fiscal year ended August 31, ^ 1997.

      At August 31, ^ 1997, the Funds held securities of their regular brokers or dealers, or their parents, as follows:



                                                                     Value of
                                                                   Securities
Fund                          Broker or Dealer                  at ^ 08/31/97
----                          ----------------                  -------------
Select Income Fund            GE Capital Services              $11,127,000.00

High Yield Fund               Associates Corp. of               $8,503,000.00
                              North America

U.S. Government               State Street Bank                   $255,000.00
Securities Fund               & Trust

Short-Term Bond Fund          State Street Bank                 $1,304,000.00
                              & Trust

      Neither IFG nor INVESCO Trust receives any brokerage commissions on portfolio transactions effected on behalf of the ^ Funds, and there is no affiliation between ^ IFG, INVESCO Trust, or any person affiliated with ^ IFG, INVESCO Trust, or the ^ Funds and any broker or dealer that executes transactions for the ^ Funds.


ADDITIONAL INFORMATION


      Common Stock. The Company has 600,000,000 authorized shares of common stock with a par value of $0.01 per share. Of the Company's authorized shares, 100,000,000 shares have been allocated to each of four classes, representing the Company's four Funds. As of August 31, ^ 1997, 43,176,748 shares of the ^ Select Income Fund; ^ 63,206,605 shares of the ^ High Yield Fund; ^ 6,882,696 shares of the ^ U.S. Government Securities Fund; and ^ 1,297,795 shares of the ^ Short-Term Bond Fund were outstanding. All shares issued and outstanding are, and all shares offered hereby, when issued, will be fully paid and nonassessable. The board of directors has the authority to designate additional classes of common stock without seeking the approval of shareholders, and may classify and reclassify any authorized but unissued shares.

      Shares of each ^ series represent the interests of the shareholders of such ^ series in a particular portfolio of investments of the Company. Each ^ series of the Company's shares is preferred over all other ^ series with respect to the assets specifically allocated to that ^ series, and all income, earnings, profits and proceeds from such assets, subject only to the rights of creditors, are allocated to shares of that ^ series. The assets of each ^ series are segregated on the books of account and are charged with the liabilities of that class and with a share of the Company's general liabilities. The board of directors determines those assets and liabilities deemed to be general assets or liabilities of the Company, and those items are allocated among ^ series in a manner deemed by the board to be fair and equitable. Generally, such allocation will be made based upon the relative total net assets of each ^ series. In the unlikely event that a liability allocable to one ^ series exceeds the assets belonging to the ^ series, all or a portion of such liability may have to be borne by the holders of shares of the Company's other ^ series.

      All dividends on shares of a particular ^ series shall be paid only out of the income belonging to that ^ series, pro rata to the holders of that ^ series. In the event of the liquidation or dissolution of the Company or of a particular ^ series, the shareholders of each ^ series that is being liquidated shall be entitled to receive, as a ^ series, when and as declared by the board of directors, the excess of the assets belonging to that ^ series over the liabilities belonging to that ^ series. The holders of shares of any ^ series shall not be entitled to any distribution upon liquidation of any other ^ series. The assets so distributable to the shareholders of any particular ^ series shall be distributed among such shareholders in proportion to the number of shares of that ^ series held by them and recorded on the books of the Company.

      All Fund shares, regardless of ^ series, have equal voting rights. Voting with respect to certain matters, such as ratification of independent accountants or election of directors, will be by all ^ series of the Company. When not all ^ series are affected by a matter to be voted upon, such as approval of an investment advisory contract or changes in a Fund's investment policies, only shareholders of the ^ series affected by the matter will be entitled to vote. Company shares have noncumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors of the Company can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. After they have been elected by shareholders, the directors will continue to serve until their successors are elected and have qualified or they are removed from office, in either case by a shareholder vote, or until death, resignation or retirement. They may appoint their own successors, provided that always at least a majority of the directors have been elected by the Company's shareholders. It is the intention of the Company not to hold annual meetings of shareholders. The directors will call annual or special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Company's Articles of Incorporation, or at their discretion.

      Principal Shareholders. As of October 1, ^ 1997, the following entities held more than 5% of the outstanding securities of the Funds listed below.


                                              Amount and Nature       Percent
Name and Address                                of Ownership         of Class
----------------                              -----------------      --------

^ Select Income Fund
--------------------
Charles Schwab & Co., Inc.                     ^ 7,235,278.2650        16.168
Special Custody Acct. For The ^
Exclusive Benefit of ^ Customers
^ 101 Montgomery St.
San Francisco, CA  94104

Resources Trust ^ Co. Cust. For                  4,575,068.9000        10.224
^ The Exclusive Benefit of The
Various Customers of IMS
P.O. Box 3865
Englewood, CO 80155

^ High Yield Fund
-----------------
Charles Schwab & Co., Inc.                    ^ 25,662,163.4090        38.118
Special Custody Acct. For The ^
Exclusive Benefit of ^ Customers
^ 101 Montgomery St.
San Francisco, CA  94104

^ U.S. Government ^ Securities Fund
-----------------------------------
Resources Trust Co. Cust. ^ For                  3,299,049.6150        48.643
The Exclusive Benefit of ^ The
Various Customers of IMS ^
P.O. Box 3865
Englewood, CO 80155

Charles Schwab & Co., Inc.                       ^ 405,170.3780         5.974
Special Custody Acct. For The ^
Exclusive Benefit of ^ Customers
^ 101 Montgomery St.
San Francisco, CA  94104

^ Short-Term Bond Fund
----------------------
Charles Schwab & Co., Inc.                         207,875.8470        15.199
Special Custody Acct. For The
Exclusive Benefit of Customers
101 Montgomery St.
San Francisco, CA  94104

Amalgamated Bank of NY Cust.                     ^ 153,202.9620        11.202
^ TMU Private Busline ^
Pension Trust
^ Amivest Discretionary Inv. Mgr.
P.O. Box 370
Cooper Station

New York, NY 10276


^

Amalgamated Bank of NY Cust.                      ^ 85,649.1140         6.262
Local 917 Pension Annuity & ^
Health Funds ^ Amivest Corp.
^ DIS Inv. Management

P.O. Box 370
Cooper Station

New York, NY ^ 10276

INVESCO Trust Co. Cust.                             69,814.3670         5.105
Charles Halff
SEEC 4028 Plan 10/25/76
Christian-Jew Foundation
4105 Shady Oak Dr.
San Antonio, TX 78229


      Independent Accountants. Price Waterhouse LLP, 950 Seventeenth Street, Denver, Colorado, has been selected as the independent accountants of the Company. The independent accountants are responsible for auditing the financial statements of the Company.

     Custodian. State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, has been designated as custodian of the cash and investment securities of the Company. The bank is also responsible for, among other things, receipt and delivery of the investment securities of the Company's Funds in accordance with procedures and conditions specified in the custody agreement. Under its contract with the Company, the custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.


      Transfer Agent. The Company is provided with transfer agent, registrar, and dividend disbursing agent services by INVESCO Funds Group, Inc., 7800 E. Union Avenue, Denver, Colorado 80237, pursuant to the Transfer Agency Agreement described herein. Such services include the issuance, cancellation and transfer of shares of the Funds, and the maintenance of records regarding the ownership of such shares.

      Reports to Shareholders. The Company's fiscal year ends on August 31. The Company distributes reports at least semiannually to its shareholders. Financial statements regarding the Company, audited by the independent accountants, are sent to shareholders annually.


     Legal Counsel. The firm of Kirkpatrick & Lockhart LLP, Washington, D.C. is legal counsel for the Company. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell, Denver, Colorado, acts as special counsel to the Company.



      Financial Statements. The Company's audited financial statements and the notes thereto for the fiscal year ended August 31, ^ 1997, and the report of Price Waterhouse LLP with respect to such financial statements, are incorporated herein by reference from the Company's Annual Report to Shareholders for the fiscal year ended August 31, ^ 1997.

      ^ Prospectus. The Company will furnish, without charge, a copy of the ^ Funds' Prospectus ^ upon request. ^ Such requests should be made to the Company at the mailing address or telephone number set forth on the first page of this Statement of Additional Information.

      Registration Statement. This Statement of Additional Information and the ^ Prospectus do not contain all of the information set forth in the Registration Statement the Company has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC.

APPENDIX - GNMA CERTIFICATES^ AND FUTURES CONTRACTS


GNMA Certificates

     Government National Mortgage Association. The Government National Mortgage Association is a wholly-owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately issued securities backed by pools of mortgages.

      Nature of GNMA Certificates. GNMA Certificates are mortgage-backed securities. The Certificates evidence part ownership of a pool of mortgage loans. The Certificates which the Company purchases are of the modified pass-through type. Modified pass-through Certificates entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of fees paid to the GNMA Certificate issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

      GNMA Certificates are backed by mortgages and, unlike most bonds, their principal amount is paid back by the borrower over the length of the loan rather than in a lump sum at maturity. Principal payments received by the Company will be reinvested in additional GNMA Certificates or in other permissible investments.

      GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee the timely payment of principal of and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

      Life of GNMA Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will result in the return of a portion of principal invested before the maturity of the mortgages in the pool.

      As prepayment of individual mortgage pools will vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the Federal Housing Administration are normally used as an indicator of the expected average life of GNMA Certificates. These statistics indicate that the average life of single-family dwelling mortgages with 25-30 year maturities (the type of mortgages backing the vast majority of GNMA Certificates) is approximately 12 years. For this reason, it is customary for pricing purposes to consider GNMA
Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

      Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the GNMA Certificate issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee of 0.06 of 1% of the outstanding principal for providing its guarantee, and the GNMA Certificate issuer is paid an annual servicing fee of
0.44 of 1% for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders.

      The coupon rate by itself, however, does not indicate the yield which will be earned on the Certificates for the following reasons:

     1. Certificates are usually issued at a premium or discount, rather than at par.

     2. After issuance, Certificates usually trade in the secondary market at a premium or discount.

     3. Interest is paid monthly rather than semiannually as is the case for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

     4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors prepay their mortgages, the principal returned to Certificate holders may be reinvested at higher or lower rates.

      In quoting yields for GNMA Certificates, the customary practice is to assume that the Certificates will have a 12-year life. Compared on this basis, GNMA Certificates have historically yielded roughly 1/4 of 1% more than high grade corporate bonds and 1/2 of 1% more than U.S. Government and U.S. Government agency bonds. As the life of individual pools may vary widely, however, the actual yield earned on any issue of GNMA Certificates may differ significantly from the yield estimated on the assumption of a 12-year life.

      Market for GNMA Certificates. Since the inception of the GNMA mortgage-backed securities program in 1970, the amount of GNMA Certificates outstanding has grown rapidly. The size of the market and the active participation in the secondary market by securities dealers and many types of investors make GNMA Certificates highly liquid instruments. Quotes for GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificates' coupon rates and the prepayment experience of the pool of mortgages backing each Certificate.

Futures Contracts

      A futures contract is an agreement between two parties for the future acquisition or delivery of fixed income securities. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purpose of the acquisition or sale of a futures contract, in the case of a Fund holding long-term debt securities, is to protect the portfolio from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, when a Fund owns long-term U.S. treasury bonds, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of such bonds. Such a sale would have much the same effect as selling some of the long-term U.S. treasury bonds owned by the Fund. If interest rates did increase, the value of the bonds in the Fund would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge against anticipated purchases of long-term bonds at higher prices. Since fluctuations in the value of futures contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures contract market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

                          PART C.  OTHER INFORMATION


Item 24.    Financial Statements and Exhibits

            (a)   Financial Statements:
                                                                     Page in
                                                                     Prospectus
                                                                     ----------

            (1)   Financial statements and schedules
                  included in ^ Prospectus (Part A):                     10

                  Financial  Highlights  for INVESCO  Select
                  Income Fund for the fiscal years ended
                  August 31, 1997, 1996, 1995 and 1994, ^ the
                  eight-month period ended August 31, 1993 and for each of the ^ six years in the period ended December 31, 1992.

                  Financial  Highlights  for  INVESCO  High              12
                  Yield  Fund for the fiscal years ended
                  August 31, 1997,  1996,  1995 and 1994, the
                  eight-month period ended August 31, 1993 and for each of the ^ six years in the period ended December 31, 1992.

                  Financial  Highlights for INVESCO U.S.                 14
                  Government  Securities Fund for the fiscal
                  years ended August 31,  1997,  1996,  1995
                  and 1994,  the  eight-month  period  ended
                  August 31, 1993 and each of the ^ five
                  years in the period ended December 31, 1992.

                  Financial Highlights for INVESCO Short-                16
                  Term Bond Fund for the fiscal  years
                  ended  August 31,  1997,  1996 and 1995
                  and the 11-month  period  from
                  September  30, 1993  (commencement  of
                  operations) to August 31, 1994.


                                                                    Page in
                                                                    Statement
                                                                    of Addi-
                                                                    tional In-
                                                                    formation
                                                                    -----------

            (2)   The following audited financial
                  statements of the INVESCO Select Income
                  Fund, the INVESCO High Yield Fund, the
                  INVESCO U.S. Government Securities Fund
                  and the INVESCO Short-Term Bond Fund and
                  the notes thereto for the fiscal year
                  ended August 31, ^ 1997 and the report
                  of Price Waterhouse LLP with respect to
                  such financial  statements,  are
                  incorporated in the Statement
                  of  Additional  Information  by
                  reference  from the  Company's
                  Annual Report to Shareholders for
                  the fiscal year ended August
                  31, ^ 1997:  Statement of  Investment
                  Securities as of August
                  31, ^ 1997;  Statement of Assets
                  and  Liabilities as of August
                  31, ^ 1997;  Statement of Operations
                  for the year ended August
                  31, ^ 1997; Statement of Changes in
                  Net Assets for each of the
                  two years in the period  ended
                  August  31, ^ 1997;  Financial
                  Highlights   for  each  of  the
                  five  years  in  the  periods
                  indicated.

            (3)   Financial statements and schedules
                  included in Part C:

                  None: Schedules have been omitted as all information has been presented in the financial statements.

            (b)   Exhibits:


                  (1)   Articles of Incorporation (Charter)
                        filed April 2, ^ 1993.(1)

                  (2)   Bylaws, as amended July 21, ^
                        1993.(1)


                  (3)   Not applicable.

                  (4)   Not required to be filed on EDGAR.

                  (5)   (a)   Investment Advisory Agreement

                        between ^ Registrant and INVESCO
                        Funds Group, Inc. dated February
                        28, 1997 ^.

                        (b)   Sub-Advisory Agreement between
                        INVESCO Funds Group, Inc. and
                        INVESCO Trust Company dated ^
                        February 28, 1997.

                  ^(6)  (a)   General Distribution Agreement
                        between ^ Registrant and INVESCO
                        Funds Group, Inc. dated ^ February
                        28, 1997.

                        (b)   General Distribution Agreement
                        between Registrant and INVESCO
                        Distributors, Inc. dated September
                        30, 1997.

                  (7)   Defined Benefit Deferred
                        Compensation Plan for Non-
                        Interested Directors and ^
                        Trustees.

                  (8)   Custody Agreement between the
                        Company and State Street Bank and
                        Trust Company dated July 1, ^
                        1994.(1)

                        (a)   Amendment to Custody Agreement
                        dated October 25, ^ 1995.(1)

                        (b)   Data Access Addendum dated May
                        19, 1997.


                  (9)   (a)   Transfer Agency Agreement

                        between ^ Registrant and INVESCO
                        Funds Group, Inc. dated ^ February
                        28, 1997.

                        ^(b)  Administrative Services
                        Agreement between ^ Registrant and
                        INVESCO Funds Group, Inc. dated
                        February 28, 1997 ^.

                  (10)  Opinion and consent of counsel as
                        to the legality of the
                        securities  being  registered,
                        indicating  whether they
                        will, when sold, be legally issued,
                        fully paid and non-^ assessable.


                  (11)  Consent of Independent Accountants.

                  (12)  Not applicable.

                  (13)  Not applicable.

                  (14)  Copies of model plans used in the
                        establishment of retirement plans
                        as follows:  Non-standardized
                        Profit Sharing Plan; Non-
                        standardized Money Purchase Pension
                        Plan; Standardized Profit Sharing
                        Plan Adoption Agreement;
                        Standardized Money Purchase Pension
                        Plan; Non-standardized 401(k) Plan
                        Adoption Agreement; Standardized
                        401(k) Paired Profit Sharing Plan;
                        Standardized Simplified Profit
                        Sharing Plan; Standardized
                        Simplified Money Purchase Plan;
                        Defined Contribution Master Plan &

                        Trust Agreement; and Financial
                        403(b) Retirement ^ Plan, all filed
                        with Registration Statement of
                        INVESCO International Funds, Inc.
                        (File No. 33-63498), filed May 27,
                        1993, and herein incorporated by
                        reference.

                  (15)  Plan and  Agreement of  Distribution
                        ^ pursuant to Rule 12b-1 under the
                        Investment  Company Act of ^ 1940 dated
                        April 30, 1993.

                        (a)  Amendment  of Plan and
                        Agreement  of  Distribution
                        pursuant  to 12b-1 under the
                        Investment  Company Act of
                        1940 dated July 19, 1995.(1)

                        (b)   Amended Plan and Agreement of
                        Distribution adopted pursuant to
                        Rule  12b-1  under the  Investment
                        Company  Act of 1940 dated January 1, 1997.

                        (c) Amended Plan and Agreement of
                        Distribution  adopted pursuant to
                        rule 12b-1 under the Investment
                        Company Act of 1940 dated September
                        30, 1997.

                  (16)  Schedule for computation of
                        performance ^ data.

                  (17)  (a) Financial  Data Schedule
                        for the period ended August
                        31, ^ 1997 for INVESCO Select
                        Income Fund.

                        (b) Financial  Data Schedule
                        for the period ended August
                        31, ^ 1997 for INVESCO High
                        Yield Fund.

                        (c)   Financial Data Schedule for
                        the period ended August 31, ^ 1997
                        for INVESCO U.S. Government

                        Securities Fund.

                        (d) Financial  Data Schedule for the
                        period ended August
                        31, ^ 1997 for INVESCO Short-
                        Term Bond Fund.


                  (18)  Not Applicable.



(1)Previously filed on EDGAR with Post-Effective Amendment No. 36 to the Registrant's Registration Statement on October 30, 1996 and incorporated herein by reference.

(2)Previously filed on EDGAR with Post-Effective Amendment No. ^ 37 dated October ^ 30, 1996 and incorporated by reference herein. ^

Item 25.    Persons Controlled by or Under Common Control with
            Registrant

            No person is presently controlled by or under common control with the INVESCO Select Income Fund, INVESCO High Yield Fund, INVESCO U.S. Government Securities Fund, or INVESCO Short- Term Bond Fund of the Registrant.

Item 26.    Number of Holders of Securities


                                                      Number of Record
                                                      Holders as of
      Title of Class                                  ^ September 30, 1997
      --------------                                  --------------------
      Common Stock
         INVESCO Select Income Fund                       ^ 13,671
         INVESCO High Yield Fund                          ^ 16,691
         INVESCO U.S. Government Securities Fund           ^ 3,177
         INVESCO Short-Term Bond Fund                      ^ 1,322


Item 27.    Indemnification

            Indemnification provisions for officers and directors of Registrant are set forth in Article VII, Section 2 of the Articles of Incorporation, and are hereby incorporated by reference. See Item 24(b)(1) above. Under these Articles, officers and directors will be indemnified to the fullest extent permitted to directors by the Maryland General Corporation Law, subject only to such limitations as may be required by the Investment Company Act of 1940, as amended, and the rules thereunder. Under the Investment Company Act of 1940, Fund directors and officers cannot be protected against liability to the Company or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. The Company also maintains liability insurance policies covering its directors and officers.

Item 28.    Business and Other Connections of Investment Adviser


            See "The ^ Funds and ^ Their Management" in the Funds' ^ Prospectus and in the Statement of Additional Information for information regarding the business of the investment adviser. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of INVESCO Funds Group, Inc., reference is made to the Schedule Ds to the Form ADV filed under the Investment Advisers Act of 1940 by INVESCO Funds Group, Inc., which schedules are herein incorporated by reference.

Item 29.    Principal Underwriters


            (a) INVESCO Capital Appreciation Funds, Inc. INVESCO Diversified Funds, Inc.
                  ^ INVESCO Emerging Opportunity Funds, Inc.
                  INVESCO Growth Fund, Inc.
                  INVESCO Industrial Income Fund, Inc.
                  INVESCO International Funds, Inc.
                  INVESCO Money Market Funds, Inc.
                  INVESCO Multiple Asset Funds, Inc.
                  INVESCO Specialty Funds, Inc.
                  INVESCO Strategic Portfolios, Inc.
                  INVESCO Tax-Free Income Funds, Inc.
                  INVESCO Value Trust
                  INVESCO Variable Investment Funds, Inc.

            (b)

                                       Positions and        Positions and
Name and Principal                     Offices with         Offices with
Business Address                       Underwriter          Registrant
------------------                     -------------        -------------

^ William J. Galvin, Jr.               Senior Vice          Assistant
7800 E. Union Avenue                   President            Secretary

Denver, CO  80237


^ Ronald L. Grooms                     Senior Vice          Treasurer,
7800 E. Union Avenue                   President &          Chief Fin'l
Denver, CO  80237                      Treasurer            Officer, and
                                       Chief Acctg.
                                       Off.

Dan J. Hesser                          President,           President,
7800 E. Union Avenue                   Chief Executive      CEO & Dir.
Denver, CO  80237                      Officer &
                                       Director

Gregory E. Hyde                        Vice President
7800 E. Union Avenue
Denver, CO 80237

Charles P. Mayer                       Director ^
7800 E. Union Avenue

Denver, CO 80237


Glen A. Payne                          Senior Vice          Secretary
^ 7800 E. Union Avenue                 President ^,
^ Denver, CO  80237                    Secretary &
                                       ^ General Counsel

Judy P. Wiese                          Vice President       Asst. Treas.
^ 7800 E. Union Avenue

Denver, CO  80237

                  (c)   Not applicable.

Item 30.    Location of Accounts and Records

            Dan J. Hesser
            7800 E. Union Avenue
            Denver, CO  80237

Item 31.    Management Services

            Not applicable.

Item 32.    Undertakings


            (a) The Registrant hereby undertakes that the board of directors will call such meetings of shareholders for action by shareholder vote, including acting on the question of removal of a director ^ or directors, as may be requested in writing by the Holders of at least 10% of the outstanding shares of the Company or any of its Funds, or as may be required by applicable law or the Company's Articles of Incorporation, and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.^

            ^(b) The Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this post-effective amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, County of Denver, and State of Colorado, on the ^30th day of October, ^ 1997.


Attest:                                   INVESCO Income Funds, Inc.

/s/ Glen A. Payne                         /s/ Dan J. Hesser
------------------------------------      ------------------------------------
Glen A. Payne, Secretary                  Dan J. Hesser, President


     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to Registrant's Registration Statement has been signed by the following persons in the capacities indicated on this ^30th day of October, ^ 1997.


/s/Dan J. Hesser                         /s/ Lawrence H. Budner
------------------------------------     ------------------------------------
Dan J. Hesser, President &                Lawrence H. Budner, Director
Director (Chief Executive Officer)

/s/ Ronald L. Grooms                      /s/ Daniel D. Chabris
------------------------------------     ------------------------------------
Ronald L. Grooms, Treasurer               Daniel D. Chabris, Director
(Chief Financial and
Accounting Officer)

/s/ Victor L. Andrews                     /s/ Fred A. Deering
------------------------------------     ------------------------------------
Victor L. Andrews, Director               Fred A. Deering, Director


/s/ Bob R. Baker                          /s/ ^ Larry Soll

------------------------------------     ------------------------------------

Bob R. Baker, Director                    ^ Larry Soll Director


/s/ Hubert L. Harris, Jr.                 /s/ Kenneth T. King
------------------------------------     ------------------------------------
Hubert L. Harris, Jr., Director           Kenneth T. King, Director

/s/ Charles W. Brady                      /s/ John W. McIntyre
------------------------------------     ------------------------------------
Charles W. Brady, Director                John W. McIntyre, Director


/s/ Wendy L. Gramm
------------------------------------
Wendy L. Gramm, Director



By* ---------------------------------     By* /s/Glen A. Payne
                                            --------------------------------
      Edward F. O'Keefe                         Glen A. Payne
      Attorney in Fact                          Attorney in Fact


* Original Powers of Attorney authorizing Edward F. O'Keefe and Glen A. Payne, and each of them, to execute this post-effective amendment to the Registration Statement of the Registrant on behalf of the above-named directors and officers of the Registrant (with the exception of Larry Soll and Wendy L. Gramm) have been filed with the Securities and Exchange Commission on January 9, 1990, January 16, 1990, May 22, 1992, March 31, 1994, October 23, 1995 and October 30,
1996.

                                 Exhibit Index

                                                Page in
Exhibit Number                                  Registration Statement


      ^ 5(a)                                           110
      5(b)                                             117
      6(a)                                             123
      6(b)                                             131
      7                                                140
      8(b)                                             145
      9(a)                                             161
      9(b)                                             174
      10                                               177
      11                                               179
      15                                               180
      15(b)                                            184
      15(c)                                            188
      16                                               193
      17(a)                                            194
      17(b)                                            195
      17(c)                                            196
      17(d)                                            197

      99.POA ^ GRAMM                                   198
      99.POA SOLL                                      199